NEWS RELEASE	EXHIBIT 99.1

PROLOGIS REPORTS SECOND QUARTER RESULTS

Growth in CDFS Activity and Stronger Occupancies Drive Improved Results;
Development Starts Expected to Increase by $200 Million Over Previous 2004 Guidance;
Formation of New Funds to Boost Property Fund and Fee Income

DENVER – July 29, 2004 – ProLogis (NYSE: PLD), a leading global provider of distribution facilities and services, today reported funds from operations as defined by ProLogis (FFO) of $0.65 per diluted share for the second quarter of 2004, up 20.4% from $0.54 in the second quarter of the prior year. Net earnings per diluted share were $0.42 for the quarter, up 61.5% from $0.26 for the same period in the prior year. For the six months ended June 30, 2004, FFO per diluted share was $1.16, which excludes a $0.02 per share charge related to redemption of the company’s remaining Series D Preferred Shares in the first quarter, compared with $1.09 in 2003. Net earnings per diluted share for the six months ended June 30, 2004, were $0.66, compared with $0.47 in the comparable period of 2003.

“Overall, we’ve noted significant improvement in global industrial fundamentals. Virtually every North American market is reporting positive net absorption and occupancy gains. Rental rate growth on lease renewals continues to be negative, although we are beginning to see positive rent growth in a few strategic submarkets,” said K. Dane Brooksher, chairman and chief executive officer. “Conditions in Europe also have improved, with increased lease-up of inventory space and a significant pipeline of new build-to-suit requirements. In Japan, the pace of new development starts year to date is strong, as evidenced by ProLogis’ current development pipeline.”

“Our second quarter results reflect these improved market conditions. ProLogis’ local market professionals completed a significant amount of new leasing, which led to same store occupancy gains of 106 basis points and supported a higher level of Corporate Distribution Facilities Services (CDFS) contributions into our property funds and dispositions. This accelerated activity helped us exceed the top end of our expected range for first-half FFO per share. As a result, we are raising the bottom end of our full-year FFO per share guidance, bringing our range to $2.37 to $2.45, before charges related to our preferred redemption and the relocation of our IT and corporate accounting functions from El Paso to Denver,” Mr. Brooksher added.

Strong CDFS Leasing Supports Property Fund Growth

Irving F. Lyons, III, vice chairman and chief investment officer, said, “Leasing in ProLogis’ development pipeline was very strong. We signed more than 6.6 million square feet of build-to-suit and CDFS leases on previously unleased space – almost double the pace of the first quarter. Nearly 60% of CDFS leases in the first half were with repeat customers. We signed build-to-suit agreements with Seiyu/Wal-Mart in Japan, Menlo Logistics in Memphis, Turbo Technologia in Tijuana and NYK Logistics in Italy – our fourth development for this leading logistics provider. As a result of increased leasing activity, a pick-up in the volume of build-to-suit transactions in Europe and Asia and improving conditions in North America, we are increasing our guidance for development starts for this year to $1 to $1.1 billion, up from our initial guidance of $800 to $900 million.”

Mr. Lyons added, “Our property fund business also continues to grow. We will have more than $8.3 billion of assets under management in ProLogis property funds after the anticipated closing of the Keystone merger on August 4, 2004. ProLogis and affiliates of investment funds managed by Eaton Vance Management have formed five separate entities that will purchase $1.43 billion of Keystone’s properties. In addition, during the quarter ProLogis contributed $127 million of repositioned CDFS acquisitions to these newly formed funds, which will bring the total assets under management in the Eaton Vance funds upon closing of the merger to approximately $1.5 billion.”

Expanding Asian Operations to Drive Increase in Development Starts

“In Asia, we continue to see strong interest by customers seeking supply chain efficiencies – a major driver of our development business. At the end of the quarter, there was $546 million of properties in ProLogis Japan Fund and a development pipeline of over $460 million, for a total expected investment of more than $1 billion in Japan. Earlier this month in China, we became a 50% partner in an equity joint venture that owns the logistics portion of Suzhou Industrial Park and secured exclusive development rights for logistics facilities at the park. We are working on transactions now that likely will result in development starts later this year in China,” Mr. Lyons concluded.

Selected Financial and Operating Information

•	Achieved FFO from CDFS transactions of $57.5 million for the quarter, up from $29.6 million in the second quarter of 2003. Year to date, FFO from CDFS transactions was $90.1 million, compared with $60.3 million in 2003, with pre-deferral margins of 17.0% and post-deferral margins of 13.8%.

•	Increased average same store occupancies by 1.06% for the quarter, while same store net operating income decreased 1.56%, compared with the second quarter of 2003 (a 1.72% decrease when straight-lined rents are excluded). Year to date, increased average same store occupancies by 0.91%, while same store net operating income decreased 0.35%, compared with the same period in the prior year (a 0.39% decrease when straight-lined rents are excluded).

•	Recycled $528.0 million of capital through CDFS dispositions and contributions during the quarter and $755.4 million year to date.

•	ProLogis’ share of FFO from property funds was $16.9 million, compared with $18.5 million in the second quarter of 2003, primarily due to a lower average ownership interest in ProLogis European Properties Fund. Year to date, ProLogis’ share of FFO from property funds was $34.9 million, compared with $35.4 million in the same period in 2003.

•	Grew fee income from property funds to $11.9 million from $11.7 million in the prior year. For the year to date, fee income was $23.1 million, compared with $21.4 million in the same period in 2003.

•	Increased total assets owned and under management by 7.0%, to $12.5 billion from $11.7 billion at December 31, 2003.

Copies of ProLogis’ second quarter 2004 supplemental information will be available from the company’s web site at http://ir.prologis.com or by request at 800-820-0181. The supplemental information also is available on the SEC’s web site at http://www.sec.gov. The related conference call will be available via a live web cast on the company’s web site at http://ir.prologis.com at 10:00 am Eastern Time on Thursday, July 29, 2004. A replay of the web cast will be available on the company’s web site or at www.streetevents.com until August 12, 2004.

ProLogis is a leading provider of distribution facilities and services with 253.1 million square feet (23.5 million square meters) in 1,811 distribution facilities owned, managed and under development in 70 markets in North America, Europe and Asia. ProLogis continues to expand the industry’s first and largest global network of distribution facilities with the objective of building shareholder value. The company expects to achieve this through the ProLogis Operating System® and its commitment to be ‘The Global Distribution Solution’ for its customers, providing exceptional facilities and services to meet their expansion and reconfiguration needs.

In addition to historical information, this press release contains forward-looking statements under the federal securities laws. These statements are based on current expectations, estimates and projections about the industry and markets in which ProLogis operates, management’s beliefs and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict. Actual operating results may be affected by changes in national and local economic conditions, competitive market conditions, changes in financial markets or interest rates that could adversely affect ProLogis’ cost of capital and its ability to meet its financing needs and obligations, weather, obtaining governmental approvals and meeting development schedules, and therefore, may differ materially from what is expressed or forecasted in this press release. For a discussion of factors that could affect ProLogis’ financial condition and results of operations, refer to “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations – Risk Factors” in ProLogis’ Annual Report on Form 10-K for the year ended December 31, 2003.

# # #

Investor Relations:	Media:
Melissa Marsden	Shannon Rowe
Tel: 303-576-2622	Tel: 303-576-2641
mmarsden@prologis.com	media@prologis.com

Second Quarter 2004

SUPPLEMENTAL INFORMATION

(Unaudited)

Executive Office Address:
14100 East 35th Place
Aurora, Colorado 80011
(303) 375-9292

ProLogis

Second Quarter 2004
Unaudited Financial Results

Selected Financial Information

(in thousands, except per share amounts)

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2004 (1)	2003 (2)	% Change	2004 (1)	2003 (2)	% Change
Net Earnings Attributable to Common Shares (see pages 2 and 5):
Net Earnings attributable to Common Shares	$79,295	$47,481	67.0%	$122,792	$86,186	42.5%
Net Earnings per diluted Common Share	$0.42	$0.26	61.5%	$0.66	$0.47	40.4%
Funds From Operations and Funds From Operations, as adjusted (see pages 3 and 5 and see ProLogis’ definition of Funds From Operations on page 3a):
Funds From Operations attributable to Common Shares	$122,108	$99,503	22.7%	$213,921	$200,098	6.9%
Add back: excess of redemption value over carrying value of preferred shares redeemed (3)	—	—		4,236	—

Funds From Operations attributable to Common Shares, as adjusted	$122,108	$99,503	22.7%	$218,157	$200,098	9.0%

Funds From Operations attributable to Common Shares per diluted share	$0.65	$0.54	20.4%	$1.14	$1.09	4.6%
Add back: excess of redemption value over carrying value of preferred shares redeemed (3)	—	—		0.02	—

Funds From Operations per diluted Common Share, as adjusted	$0.65	$0.54	20.4%	$1.16	$1.09	6.4%

EBITDA (see pages 4 and 5):
EBITDA	$201,224	$169,473	18.7%	$368,994	$334,251	10.4%
Distributions:
Actual distributions per Common Share (4)	$0.3650	$0.3600	1.4%	$0.7300	$0.7200	1.4%

	June 30,	December 31,
	2004	2003 (2)	% Change
Total Assets, net of accumulated depreciation (see page 6)	$6,520,809	$6,367,466	2.4%

Total Book Assets (see page 11):
Direct investment	$6,483,612	$6,259,042
ProLogis’ share of total book assets of unconsolidated investees	1,570,350	1,561,978

Totals	$8,053,962	$7,821,020	3.0%

Market Capitalization (see page 22)	$10,417,828	$10,174,471	2.4%

Assets Owned and Under Management:
Real estate assets owned directly by ProLogis, before depreciation (see page 6)	$5,926,299	$5,854,047
Assets owned by ProLogis’ unconsolidated investees:
Real estate assets owned by ProLogis Property Funds, before depreciation (weighted ownership interest of 24.1%) (see page 13)	6,477,340	5,724,640
Real estate assets owned by CDFS Joint Ventures, before depreciation (weighted ownership interest of 50%) (5)	33,578	31,393
Temperature-controlled distribution operations:
Net assets held for sale (see page 14) (1)(6)	105,710	—
Investments in temperature-controlled investees including proportionate share of third party debt (ownership interest of 50% in 2004 and in excess of 99% in 2003) (1)(6)(7)	701	113,977

	6,617,329	5,870,010

Totals	$12,543,628	$11,724,057	7.0%

The definition of Funds From Operations is on page 3a and the definition of EBITDA is on page 4.
Footnote references are to pages 8 and 9.

Supplemental Information Page 1

ProLogis

Second Quarter 2004
Unaudited Financial Results

Consolidated Statements of Earnings

(in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2004 (1)	2003 (2)	2004 (1)	2003 (2)
Revenues:
Rental income (8)(9)(10)	$137,677	$137,008	$275,745	$278,909
Property management and other property fund fees (see page 12)	11,852	11,698	23,119	21,437
Development management fees and other CDFS income (5)	527	285	2,049	595

Total revenues	150,056	148,991	300,913	300,941

Expenses:
Rental expenses (8)(10)	35,525	35,134	72,086	71,651
General and administrative (11)	20,137	14,363	39,703	30,239
Depreciation and amortization (10)	42,211	40,669	84,954	82,138
Relocation expenses (12)	691	—	691	—
Other	1,476	921	2,472	1,699

Total expenses	100,040	91,087	199,906	185,727

Gains on certain dispositions of CDFS business assets, net (5)(18):
Net proceeds from dispositions (13)	474,159	276,678	630,040	524,851
Costs of assets disposed of	420,671	247,094	549,394	464,525

Total gains, net	53,488	29,584	80,646	60,326

Operating Income	103,504	87,488	181,653	175,540
Income from unconsolidated property funds (see page 12)	9,416	10,849	18,953	11,306
Income from other unconsolidated investees, net (14)	(683)	4,674	(383)	7,343
Interest expense (15)	(37,691)	(39,533)	(77,314)	(76,787)
Interest and other income	470	607	1,208	976

Earnings before minority interest	75,016	64,085	124,117	118,378
Minority interest	(1,241)	(1,327)	(2,467)	(2,610)

Earnings before certain net gains and net foreign currency gains (expenses/losses)	73,775	62,758	121,650	115,768
Gains recognized on dispositions of certain non-CDFS business assets, net	6,072	3,207	6,072	3,590
Gain on partial disposition of investment in property fund (16)	3,328	—	3,328	—
Foreign currency exchange gains (expenses/losses), net (17)	7,912	(3,669)	11,225	(8,771)

Earnings before income taxes	91,087	62,296	142,275	110,587

Income taxes:
Current income tax expense	3,784	2,087	5,997	2,596
Deferred income tax expense	6,846	4,551	9,585	5,549

Total income taxes	10,630	6,638	15,582	8,145

Net Earnings from Continuing Operations	80,457	55,658	126,693	102,442
Discontinued Operations:
Income attributable to assets held for sale (6)	3,453	—	6,848	—
Assets disposed of in 2004:
Operating income (loss) attributable to assets disposed of (10)	(12)	2	(95)	102
Gain (loss) recognized on dispositions, net (18):
Non-CDFS business assets	(2,298)	—	(2,844)	—
CDFS business assets	4,049	—	9,464	—

Total discontinued operations	5,192	2	13,373	102

Net Earnings	85,649	55,660	140,066	102,544
Less preferred share dividends	6,354	8,179	13,038	16,358
Less excess of redemption value over carrying value of preferred shares redeemed (3)	—	—	4,236	—

Net Earnings Attributable to Common Shares	$79,295	$47,481	$122,792	$86,186

Weighted average Common Shares outstanding - basic	181,399	179,019	181,066	178,811
Weighted average Common Shares outstanding - diluted	190,022	182,050	190,018	181,610
Net Earnings per Common Share-Basic:
Continuing operations	$0.41	$0.27	$0.61	$0.48
Discontinued operations	0.03	—	0.07	—

Net Earnings Attributable to Common Shares-Basic	$0.44	$0.27	$0.68	$0.48

Net Earnings per Common Share-Diluted:
Continuing operations	$0.39	$0.26	$0.59	$0.47
Discontinued operations	0.03	—	0.07	—

Net Earnings Attributable to Common Shares-Diluted	$0.42	$0.26	$0.66	$0.47

Calculation of Net Earnings per Common Share on a Diluted Basis
(in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2004 (1)	2003 (2)	2004 (1)	2003 (2)
Basic Net Earnings Attributable to Common Shares	$79,295	$47,481	$122,792	$86,186
Minority interest	1,241	—	2,467	—

Diluted Net Earnings Attributable to Common Shares	$80,536	$47,481	$125,259	$86,186

Weighted average Common Shares outstanding — Basic	181,399	179,019	181,066	178,811
Weighted average effect of conversion of partnership units (a)	4,681	—	4,682	—
Weighted average effect of potentially dilutive instruments (b)	3,942	3,031	4,270	2,799

Weighted average Common Shares outstanding — Diluted	190,022	182,050	190,018	181,610

Diluted Net Earnings per Common Share	$0.42	$0.26	$0.66	$0.47

(a) Weighted average limited partnership units of 4,791,000 for both the three and six months ended June 30, 2003 were not included in the calculation of diluted net earnings per Common Share as the effect, on an as-converted basis, was antidilutive.

(b) Total weighted average potentially dilutive instruments outstanding were 11,199,000 and 10,535,000 for the three months ended June 30, 2004 and 2003, respectively, and 11,466,000 and 10,744,000 for the six months ended June 30, 2004 and 2003, respectively.

Footnote references are to pages 8 and 9.

Supplemental Information Page 2

ProLogis

Second Quarter 2004
Unaudited Financial Results

Consolidated Statements of Funds From Operations

(in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2004 (1)	2003 (2)	2004 (1)	2003 (2)
Revenues:
Rental income (8)(9)	$137,730	$137,241	$276,030	$279,363
Property management and other property fund fees (see page 12)	11,852	11,698	23,119	21,437
Development management fees and other CDFS income (5)	527	285	2,049	595

Total revenues	150,109	149,224	301,198	301,395

Expenses:
Rental expenses (8)	35,579	35,316	72,321	71,906
General and administrative (11)	20,137	14,363	39,703	30,239
Depreciation of non-real estate assets	2,060	1,978	3,984	4,061
Relocation expenses (12)	691	—	691	—
Other	1,476	921	2,472	1,699

Total expenses	59,943	52,578	119,171	107,905

Gains on dispositions of CDFS business assets, net (5)(18):
Net proceeds from dispositions (13)	519,582	276,678	743,612	524,851
Cost of assets disposed of	462,045	247,094	653,502	464,525

Total gains, net	57,537	29,584	90,110	60,326

	147,703	126,230	272,137	253,816
Income from unconsolidated property funds (see page 12)	16,902	18,537	34,899	35,368
Income from other unconsolidated investees, net (14)	100	5,788	400	9,658
Interest expense (15)	(37,691)	(39,533)	(77,314)	(76,787)
Interest and other income	470	607	1,208	976
Gain on partial disposition of investment in property fund (16)	3,164	—	3,164	—
Foreign currency exchange expenses/losses, net (17)	(605)	(533)	(1,328)	(1,369)
Current income tax expense	(3,784)	(2,087)	(5,997)	(2,596)

	(21,444)	(17,221)	(44,968)	(34,750)

Funds From Operations before assets held for sale	126,259	109,009	227,169	219,066
Funds from operations attributable to assets held for sale (6)	3,444	—	6,493	—

Funds From Operations	129,703	109,009	233,662	219,066
Less preferred share dividends	6,354	8,179	13,038	16,358
Less excess of redemption value over carrying value of preferred shares redeemed (3)	—	—	4,236	—
Less minority interest	1,241	1,327	2,467	2,610

Funds From Operations Attributable to Common Shares	$122,108	$99,503	$213,921	$200,098

Weighted average Common Shares outstanding — basic	181,399	179,019	181,066	178,811
Weighted average Common Shares outstanding — diluted	190,022	186,841	190,018	186,401
Funds From Operations per Common Share:
Basic	$0.67	$0.56	$1.18	$1.12

Diluted	$0.65	$0.54	$1.14	$1.09

Calculation of Funds From Operations per Common Share on a Diluted Basis
(in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2004 (1)	2003 (2)	2004 (1)	2003 (2)
Basic Funds From Operations Attributable to Common Shares	$122,108	$99,503	$213,921	$200,098
Minority interest	1,241	1,327	2,467	2,610

Diluted Funds From Operations Attributable to Common Shares	$123,349	$100,830	$216,388	$202,708

Weighted average Common Shares outstanding - Basic	181,399	179,019	181,066	178,811
Weighted average limited partnership units as if converted	4,681	4,791	4,682	4,791
Incremental effect of potentially dilutive instruments (a)	3,942	3,031	4,270	2,799

Weighted average Common Shares outstanding - Diluted	190,022	186,841	190,018	186,401

Diluted Funds From Operations per Common Share	$0.65	$0.54	$1.14	$1.09

(a) Total weighted average potentially dilutive instruments outstanding were 11,199,000 and 10,535,000 for the three months ended June 30, 2004 and 2003, respectively, and 11,466,000 and 10,744,000 for the six months ended June 20, 2004 and 2003, respectively.

See ProLogis’ Consolidated Statements of Earnings on Page 2 and the Reconciliations of Net Earnings to Funds From Operations on Page 5.

The definition of Funds From Operations is on page 3a.

Footnote references are to pages 8 and 9.

Supplemental Information Page 3

ProLogis

Second Quarter 2004
Unaudited Financial Results

ProLogis’ Definition of Funds From Operations

ProLogis’ Definition of Funds From Operations

Funds From Operations is a non-GAAP measure that is commonly used in the real estate industry. The most directly comparable GAAP measure to Funds From Operations is Net Earnings. Although NAREIT has published a definition of Funds From Operations, modifications to the NAREIT calculation of Funds From Operations are common among REITs, as companies seek to provide financial measures that meaningfully reflect their business. Funds From Operations, as defined by ProLogis, is presented as a supplemental financial measure. Funds From Operations is not used by ProLogis as, nor should it be considered to be, an alternative to Net Earnings computed under GAAP as an indicator of ProLogis’ operating performance or as an alternative to cash from operating activities computed under GAAP as an indicator of ProLogis’ ability to fund its cash needs.

Funds From Operations is not meant to represent a comprehensive system of financial reporting and does not present, nor does ProLogis intend it to present, a complete picture of its financial condition and operating performance. ProLogis believes that GAAP Net Earnings remains the primary measure of performance and that Funds From Operations is only meaningful when it is used in conjunction with GAAP Net Earnings. Further, ProLogis believes that its consolidated financial statements, prepared in accordance with GAAP, provide the most meaningful picture of its financial condition and its operating performance.

NAREIT’s Funds From Operations measure adjusts GAAP Net Earnings to exclude historical cost depreciation and gains and losses from the sales of previously depreciated properties. ProLogis agrees that these two NAREIT adjustments are useful to investors for the following reasons:

     (a) historical cost accounting for real estate assets in accordance with GAAP assumes, through depreciation charges, that the value of real estate assets diminishes predictably over time. NAREIT stated in its White Paper on Funds From Operations “since real estate asset values have historically risen or fallen with market conditions, many industry investors have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves.” Consequently, NAREIT’s definition of Funds From Operations reflects the fact that real estate, as an asset class, generally appreciates over time and that the depreciation charges required by GAAP do not reflect the underlying economic realities.

     (b) REITs were created as a legal form of organization in order to encourage public ownership of real estate as an asset class through investment in firms that were in the business of long-term ownership and management of real estate. The exclusion, in NAREIT’s definition of Funds From Operations, of gains and losses from the sales of previously depreciated operating real estate assets allows investors and analysts to readily identify the operating results of the long-term assets that form the core of a REIT’s activities and assists in comparing those operating results between periods.

At the same time that NAREIT created and defined its Funds From Operations concept for the REIT industry, it also recognized that “management of each of its member companies has the responsibility and authority to publish financial information that it regards as useful to the financial community.” ProLogis believes that financial analysts, potential investors and shareholders who review its operating results are best served by a defined Funds From Operations measure that includes other adjustments to GAAP Net Earnings in addition to those included in the NAREIT defined measure of Funds From Operations.

The ProLogis Defined Funds From Operations measure excludes the following items from GAAP Net Earnings that are not excluded in the NAREIT Defined Funds From Operations measure: (i) deferred income tax benefits and deferred income tax expenses recognized by ProLogis’ taxable subsidiaries; (ii) certain foreign currency exchange gains and losses resulting from certain debt transactions between ProLogis and its foreign consolidated subsidiaries and its foreign unconsolidated investees; (iii) foreign currency exchange gains and losses from the remeasurement (based on current foreign currency exchange rates) of certain third party debt of ProLogis’ foreign consolidated subsidiaries and its foreign unconsolidated investees; and (iv) mark-to-market adjustments associated with derivative financial instruments utilized to manage ProLogis’ foreign currency risks. Funds From Operations of ProLogis’ unconsolidated investees is calculated on the same basis as ProLogis.

The items that ProLogis excludes from GAAP Net Earnings, while not infrequent or unusual, are subject to significant fluctuations from period to period that cause both positive and negative effects on ProLogis’ results of operations, in inconsistent and unpredictable directions. Most importantly, the economics underlying the items that ProLogis excludes from GAAP Net Earnings are not the primary drivers in management’s decision-making process and capital investment decisions. Period to period fluctuations in these items can be driven by accounting for short-term factors that are not relevant to long-term investment decisions, long-term capital structures or to long-term tax planning and tax structuring decisions. Accordingly, ProLogis believes that investors are best served if the information that is made available to them allows them to align their analysis and evaluation of ProLogis’ operating results along the same lines that ProLogis’ management uses in planning and executing its business strategy.

Real estate is a capital-intensive business. Investors’ analyses of the performance of real estate companies tend to be centered on understanding the asset value created by real estate investment decisions and understanding current operating returns that are being generated by those same investment decisions. The adjustments to GAAP Net Earnings that are included in arriving at the ProLogis Defined Funds From Operations measure are helpful to management in making real estate investment decisions and evaluating its current operating performance. ProLogis believes that these adjustments are also helpful to industry analysts, potential investors and shareholders in their understanding and evaluation of ProLogis’ performance on the key measures of net asset value and current operating returns generated on real estate investments.

While ProLogis believes that its defined Funds From Operations measure is an important supplemental measure, neither NAREIT’s nor ProLogis’ measure of Funds From Operations should be used alone because they exclude significant economic components of GAAP Net Earnings and are, therefore, limited as an analytical tool. Some of these limitations are:

—Depreciation and amortization of real estate assets are economic costs that are excluded from Funds From Operations. Funds From Operations is limited as it does not reflect the cash requirements that may be necessary for future replacements of the real estate assets. Further, the amortization of capital expenditures and leasing costs necessary to maintain the operating performance of distribution properties are not reflected in Funds From Operations.

—Gains or losses from property dispositions represent changes in the value of the disposed properties. Funds From Operations, by excluding these gains and losses, does not capture realized changes in the value of disposed properties arising from changes in market conditions.

—The deferred income tax benefits and expenses that are excluded from ProLogis’ Defined Funds From Operations measure result from the creation of a deferred income tax asset or liability that may have to be settled at some future point. ProLogis’ Defined Funds From Operations measure does not currently reflect any income or expense that may result from such settlement.

—The foreign currency exchange gains and losses that are excluded from ProLogis’ Defined Funds From Operations measure are generally recognized based on movements in foreign currency exchange rates through a specific point in time. The ultimate settlement of ProLogis’ foreign currency-denominated net assets is indefinite as to timing and amount. ProLogis’ Funds From Operations measure is limited in that it does not reflect the current period changes in these net assets that result from periodic foreign currency exchange rate movements.

ProLogis compensates for these limitations by using its Funds From Operations measure only in conjunction with GAAP Net Earnings. To further compensate, ProLogis always reconciles its Funds From Operations measure to GAAP Net Earnings in its financial reports. Additionally, ProLogis provides investors with its complete financial statements prepared under GAAP, its definition of Funds From Operations which includes a discussion of the limitations of using ProLogis’ non-GAAP measure and a reconciliation of ProLogis’ GAAP measure (Net Earnings) to its non-GAAP measure (Funds From Operations as defined by ProLogis) so that investors can appropriately incorporate this ProLogis measure and its limitations into their analyses.

Supplemental Information Page 3a

ProLogis

Second Quarter 2004
Unaudited Financial Results

Consolidated Statements of EBITDA
(in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2004 (1)	2003 (2)	2004 (1)	2003 (2)
Revenues:
Rental income (8)(9)	$137,730	$137,241	$276,030	$279,363
Property management and other property fund fees (see page 12)	11,852	11,698	23,119	21,437
Development management fees and other CDFS income (5)	527	285	2,049	595

	150,109	149,224	301,198	301,395

Expenses:
Rental expenses (8)	35,579	35,316	72,321	71,906
General and administrative (11)	20,137	14,363	39,703	30,239
Relocation expenses (12)	426	—	426	—
Other	1,476	921	2,472	1,699

	57,618	50,600	114,922	103,844

Gains on dispositions of CDFS business assets, net (5)(18)	72,142	33,881	113,270	67,147

	164,633	132,505	299,546	264,698
Income from unconsolidated property funds (see page 12)	29,827	30,900	60,229	59,827
Income from other unconsolidated investees, net (14)	610	7,321	910	12,729
Interest and other income	470	607	1,208	976
Gain on partial disposition of investment in property fund (16)	3,164	—	3,164	—
Foreign currency exchange expenses/losses, net (17)	(605)	(533)	(1,328)	(1,369)
EBITDA attributable to assets held for sale (6)	4,366	—	7,732	—

EBITDA before minority interest	202,465	170,800	371,461	336,861
Less minority interest	1,241	1,327	2,467	2,610

EBITDA	$201,224	$169,473	$368,994	$334,251

See ProLogis’ Consolidated Statements of Earnings on Page 2 and the Reconciliations of Net Earnings to EBITDA on Page 5.

Footnote references are to pages 8 and 9.

ProLogis’ definition of EBITDA (Earnings before Interest, Taxes, Depreciation and Amortization):

ProLogis believes that EBITDA is a useful supplemental measure in the calculation of Return on Capital measures (see page 11). ProLogis believes that Return on Capital measures are useful in analyzing the financial returns resulting from capital deployment decisions and for comparing returns associated with alternative investment decisions. EBITDA, as computed by ProLogis, does not represent Net Earnings or cash from operating activities that are computed in accordance with GAAP and is not indicative of cash available to fund cash needs, which ProLogis presents in its Consolidated Statements of Cash Flows and includes in its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q that are filed with the Securities and Exchange Commission. Accordingly, the EBITDA measure presented by ProLogis should not be considered as an alternative to Net Earnings as an indicator of ProLogis’ operating performance, or as an alternative to cash flows from operating, investing, or financing activities as a measure of liquidity. The EBITDA measure presented by ProLogis will not be comparable to similarly titled measures of other REITs.

EBITDA generally represents Net Earnings (computed in accordance with GAAP) excluding: (i) interest expense; (ii) income tax expenses and benefits; and (iii) depreciation and amortization expenses. In ProLogis’ computation of EBITDA the following items are also excluded: (i) preferred dividends and charges related to the redemption of preferred shares; (ii) the foreign currency exchange gains and losses that are also excluded in ProLogis’ definition of Funds From Operations (presented on page 3a); (iii) impairment charges; and (iv) gains and losses from the dispositions of non-CDFS business assets. In addition, ProLogis adjusts the gains and losses from the contributions and sales of developed properties recognized as CDFS income to reflect these gains and losses as if no interest cost had been capitalized during the development of the properties (i.e. the gains are larger since capitalized interest is not included in the basis of the assets contributed and sold). EBITDA of ProLogis’ unconsolidated investees is calculated on the same basis as ProLogis.

Supplemental Information Page 4

ProLogis

Second Quarter 2004
Unaudited Financial Results

Reconciliations of Net Earnings to Funds From Operations and EBITDA
(in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2004 (1)	2003 (2)	2004 (1)	2003 (2)
Reconciliation of Net Earnings to Funds From Operations (see page 3a):
Net Earnings Attributable to Common Shares (see page 2)	$79,295	$47,481	$122,792	$86,186
Add (Deduct) NAREIT Defined Adjustments:
Real estate related depreciation and amortization	40,151	38,691	80,970	78,077
Funds From Operations adjustment to gain on partial disposition of investment in property fund (16)	(164)	—	(164)	—
Gains recognized on dispositions of non-CDFS business assets, net	(6,072)	(3,207)	(6,072)	(3,590)
Reconciling items attributable to discontinued operations:
Assets held for sale-gains on dispositions of non-CDFS business assets, net (6)	—	—	(241)	—
Assets disposed of in 2004-losses recognized on dispositions of non-CDFS business assets, net (10)	2,298	—	2,844	—
Assets disposed of in 2004-real estate related depreciation and amortization (10)	11	49	145	97

Totals discontinued operations	2,309	49	2,748	97
ProLogis’ share of reconciling items from unconsolidated investees (19):
ProLogis Property Funds (see page 12):
Real estate related depreciation and amortization	9,105	10,042	18,104	17,832
Gains on dispositions of non-CDFS business assets, net	(426)	(19)	(720)	(19)
Other amortization items (20)	(1,016)	(773)	(1,533)	(1,726)

Totals ProLogis Property Funds	7,663	9,250	15,851	16,087
Temperature-controlled distribution investees (1)(6)(7):
Real estate related depreciation and amortization	135	1,528	135	3,178
Losses on dispositions of non-CDFS business assets, net	648	—	648	—

Totals NAREIT Defined Adjustments	44,670	46,311	94,116	93,849

Subtotals-NAREIT Defined Funds From Operations	123,965	93,792	216,908	180,035
Add (Deduct) ProLogis Defined Adjustments:
Foreign currency exchange (gains) expenses/losses, net (17)	(8,517)	3,136	(12,553)	7,402
Deferred income tax expense	6,846	4,551	9,585	5,549
Reconciling items attributable to discontinued operations:
Assets held for sale-deferred income tax benefit (6)	(9)	—	(114)	—
ProLogis’ share of reconciling items from unconsolidated investees (19):
ProLogis Property Funds (see page 12):
Foreign currency exchange gains (expenses/losses), net (17)	(86)	(1,620)	252	7,777
Deferred income tax expense ( benefit)	(91)	58	(157)	198

Totals ProLogis Property Funds	(177)	(1,562)	95	7,975
Temperature-controlled distribution investees (1)(6)(7):
Foreign currency exchange gains, net (17)	—	(62)	—	(115)
Deferred income tax benefit	—	(352)	—	(748)

Totals temperature-controlled distribution investees	—	(414)	—	(863)

Totals ProLogis Defined Adjustments	(1,857)	5,711	(2,987)	20,063

ProLogis Defined Funds From Operations Attributable to Common Shares (see pages 2, 3 and 3a)	$122,108	$99,503	$213,921	$200,098

Reconciliation of Net Earnings to EBITDA (see page 4):
Net Earnings Attributable to Common Shares (see page 2)	$79,295	$47,481	$122,792	$86,186
Add (Deduct):
NAREIT Defined Adjustments to compute Funds From Operations	44,670	46,311	94,116	93,849
ProLogis Defined Adjustments to compute Funds From Operations	(1,857)	5,711	(2,987)	20,063
Other adjustments to compute ProLogis’ EBITDA measure:
Interest expense	37,691	39,533	77,314	76,787
Depreciation of non-real estate assets	2,060	1,978	3,984	4,061
Depreciation of non-real estate assets included in relocation expenses (12)	265	—	265	—
Current income tax expense	3,784	2,087	5,997	2,596
Adjustments to CDFS gains for interest capitalized to disposed assets (see page 4)	14,605	4,297	23,160	6,821
Preferred share dividends	6,354	8,179	13,038	16,358
Excess of redemption value over carrying value of preferred shares redeemed (3)	—	—	4,236	—
Reconciling items attributable to discontinued operations:
Assets held for sale-current income tax expense (6)	922	—	1,239	—
ProLogis’ share of reconciling items from unconsolidated investees (19):
ProLogis Property Funds (see page 12):
Interest expense	12,220	12,464	23,929	23,932
Current income tax expense	915	539	1,752	979
Other amortization items (20)	(210)	(640)	(351)	(452)

Total ProLogis Property Funds	12,925	12,363	25,330	24,459
CDFS Joint Ventures:
Interest expense	—	616	—	1,231
Current income tax expense	—	129	—	258

Total CDFS Joint Ventures	—	745	—	1,489
Temperature-controlled distribution investees (1)(6)(7):
Interest expense	—	12	—	25
Depreciation of non-real estate assets	165	664	165	1,373
Current income tax expense	345	112	345	184

Total temperature-controlled distribution investees	510	788	510	1,582

ProLogis’ EBITDA measure (see pages 2 and 4)	$201,224	$169,473	$368,994	$334,251

See ProLogis’ Consolidated Statements of Earnings on Page 2.

The definition of Funds From Operations is on page 3a and the definition of EBITDA is on page 4.

Footnote references are to pages 8 and 9.

Supplemental Information Page 5

ProLogis

Second Quarter 2004
Unaudited Financial Results

Consolidated Balance Sheets
(in thousands)

	June 30,	December 31,
	2004 (1)	2003 (2)
Assets:
Investments in real estate assets:
Operating properties	$4,768,109	$4,868,795
Properties under development (including cost of land)	531,009	404,581
Land held for development	532,507	511,163
Other investments (21)	94,674	69,508

	5,926,299	5,854,047
Less accumulated depreciation	916,817	847,221

Net investments in real estate assets	5,009,482	5,006,826
Investments in unconsolidated investees:
Investments in ProLogis Property Funds	568,217	548,243
Investments in CDFS Joint Ventures	12,098	12,734
Investment in temperature-controlled distribution investees (1)(6)(7)	701	113,830
Investments in other unconsolidated investees	2,229	2,486

Total investments in unconsolidated investees	583,245	677,293
Cash and cash equivalents	394,589	331,503
Accounts and notes receivable	34,492	44,906
Other assets	339,090	306,938
Discontinued operations-assets held for sale (1)(6)	159,911	—

Total assets	$6,520,809	$6,367,466

Liabilities and Shareholders’ Equity:
Liabilities:
Lines of credit	$713,050	$699,468
Senior unsecured notes	1,919,497	1,776,789
Secured debt and assessment bonds	492,521	514,412
Construction costs payable	24,903	26,825
Interest payable	39,635	39,807
Accounts payable and accrued expenses	112,278	116,067
Other liabilities	139,752	97,389
Discontinued operations-assets held for sale (1)(6)	54,201	—

Total liabilities	3,495,837	3,270,757

Minority interest	36,262	37,777
Shareholders’ equity:
Series C Preferred Shares at stated liquidation preference of $50.00 per share	100,000	100,000
Series D Preferred Shares at stated liquidation preference of $25.00 per share (22)	—	125,000
Series F Preferred Shares at stated liquidation preference of $25.00 per share	125,000	125,000
Series G Preferred Shares at stated liquidation preference of $25.00 per share	125,000	125,000
Common Shares at $.01 par value per share	1,817	1,802
Additional paid-in capital	3,116,986	3,073,959
Accumulated other comprehensive income (23)	159,379	138,235
Distributions in excess of Net Earnings	(639,472)	(630,064)

Total shareholders’ equity	2,988,710	3,058,932

Total liabilities and shareholders’ equity	$6,520,809	$6,367,466

Footnote references are to pages 8 and 9.

Supplemental Information Page 6

ProLogis

Second Quarter 2004
Unaudited Financial Results

Investments in Unconsolidated Investees
(in thousands)

	June 30,	December 31,
	2004 (1)	2003 (2)
ProLogis Property Funds (see page 13)(A):
ProLogis European Properties Fund	$276,908	$267,757
ProLogis California LLC	114,621	117,529
ProLogis North American Properties Fund I	37,647	38,342
ProLogis North American Properties Fund II	5,859	5,853
ProLogis North American Properties Fund III	5,132	5,506
ProLogis North American Properties Fund IV	3,348	3,425
ProLogis North American Properties Fund V	59,789	56,965
ProLogis North American Properties Funds VI-X (24)	18,383	—
ProLogis Japan Properties Fund	46,530	52,866

Total investments in ProLogis Property Funds	568,217	548,243
CDFS Joint Ventures	12,098	12,734
Temperature-controlled distribution investees (1)(6)(7)	701	113,830
Other unconsolidated investees	2,229	2,486

Total investments in unconsolidated investees	$583,245	$677,293

COMMENT

(A)	As of June 30, 2004, the gross proceeds that have not been recognized in computing the gains from the contributions of properties by ProLogis to ProLogis Property Funds (before subsequent amortization) are presented below (in thousands). See note 13 on page 8.

	Gross Proceeds Not Recognized
	CDFS Transactions	Non-CDFS Transactions	Total
ProLogis European Properties Fund	$70,368	$9,347	$79,715
ProLogis California LLC	5,323	26,129	31,452
ProLogis North American Properties Fund I	8,296	868	9,164
ProLogis North American Properties Fund II	7,366	—	7,366
ProLogis North American Properties Fund III	5,663	337	6,000
ProLogis North American Properties Fund IV	3,805	810	4,615
ProLogis North American Properties Fund V	15,624	871	16,495	(a)
ProLogis North American Properties Funds VI-X	2,760	—	2,760
ProLogis Japan Properties Fund	13,327	—	13,327

Totals	$132,532	$38,362	$170,894

(a)	In the second quarter of 2004, ProLogis released $3.3 million of previously deferred gains as a result of the decrease in its ownership interest in ProLogis North American Properties Fund V. See note 13 on page 8 and note 16 on page 9.

Footnote references are to pages 8 and 9.

Supplemental Information Page 7

ProLogis

Second Quarter 2004
Unaudited Financial Results

Notes to Consolidated Financial Statements

(1)	ProLogis adopted Interpretation No. 46R, “Consolidation of Variable Interest Entities,” in January 2004. This accounting pronouncement requires that variable interest entities in which ProLogis has a majority variable interest be presented on a consolidated basis rather than under the equity method as of January 1, 2004. Accordingly, ProLogis’ investments in TCL Holding S.A. (formerly Frigoscandia S.A.) are presented on a consolidated basis as of January 1, 2004. This change in reporting method for 2004 does not result in a restatement of the financial information presented for previous periods. This accounting pronouncement is not applicable to any of ProLogis’ other investments, as these investees are not variable interest entities.

(2)	Certain 2003 amounts included in this Supplemental Information package have been reclassified to conform to the 2004 presentation.

(3)	This charge has been recognized in accordance with FASB-EITF Topic D-42 and represents the excess of the redemption value over the carrying value of ProLogis’ remaining Series D Preferred Shares that were redeemed in January 2004.

(4)	In December 2003, ProLogis’ Board of Trustees set an annual distribution rate for 2004 of $1.46 per Common Share. The amount of the Common Share distribution may be adjusted at the discretion of the Board during the year.

(5)	The corporate distribution facilities services business (“CDFS business”) segment represents the development of distribution properties with the intent to either contribute the properties to a ProLogis Property Fund in which ProLogis has an ownership interest and acts as manager or sell the properties to a third party, and the acquisition and rehabilitation or acquisition and repositioning of distribution properties with the intent to contribute the properties to a ProLogis Property Fund. This segment’s income also includes fees earned for development activities performed on behalf of customers or third parties and gains or losses from the dispositions of land parcels that no longer fit into ProLogis’ development plans. ProLogis includes the income generated in the CDFS business segment in its computation of Funds From Operations and EBITDA. See pages 3 and 4.

(6)	TCL Holding S.A. owns a temperature-controlled distribution operating network in Europe, primarily in France. ProLogis presented its investments in TCL Holding S.A. under the equity method in 2003. As a result of adopting Interpretation No. 46R, ProLogis began presenting its investments in TCL Holding S.A. on a consolidated basis in 2004. TCL Holding S.A.’s operations in France were classified as “held for sale” during portions of 2003. However, because ProLogis’ investments were presented under the equity method, ProLogis was not required to reflect the portion of its investments in this unconsolidated investee related to the French operations separately as assets held for sale in 2003. Therefore, the French operations are shown as assets held for sale in ProLogis’ Consolidated Financial Statements only in 2004. See note 1 and page 14.

(7)	In 2004, represents TCL Holding S.A.’s investment in a temperature-controlled distribution company operating in Austria. While ProLogis’ investments in TCL Holding S.A. were presented under the equity method in 2003, this Austrian investment was not separately presented in ProLogis’ balance sheet. See notes 1 and 6.

(8)	Represents rental income earned and rental expenses incurred while ProLogis owns a property directly. Under the terms of their respective lease agreements, some or all of ProLogis’ rental expenses are recovered from its customers. Amounts recovered are included as a component of rental income. Rental expense amounts also include ProLogis’ direct expenses associated with its management of the ProLogis Property Funds’ operations. For properties that have been contributed to a ProLogis Property Fund, ProLogis recognizes its share of the total operations of the Property Fund under the equity method and presents these amounts below Operating Income in its Consolidated Statements of Earnings, Funds From Operations and EBITDA.

(9)	Amounts include straight-lined rents of $2,751,000 and $1,672,000 for the three months ended June 30, 2004 and 2003, respectively, and $4,975,000 and $3,726,000 for the six months ended June 30, 2004 and 2003, respectively, and rental expense recoveries from customers of $25,302,000 and $25,550,000 for the three months ended June 30, 2004 and 2003, respectively, and $52,313,000 and $52,016,000 for the six months ended June 30, 2004 and 2003, respectively.

(10)	Properties disposed of to third parties are considered to be discontinued operations unless such properties were developed under a pre-sale agreement. During 2004, ProLogis sold 12 such properties to third parties. Accordingly, the operations of these properties during 2004 and the net gain or loss recognized upon disposition are presented as discontinued operations. The amounts attributable to the operations of these properties during 2003 have been reclassified and are presented as discontinued operations in ProLogis’ Consolidated Statements of Earnings for that period. These amounts are not presented as discontinued operations in either of ProLogis’ Consolidated Statements of Funds From Operations or EBITDA. The operating amounts that are presented as discontinued operations (other than the net gain or loss recognized upon disposition) are as follows (in thousands):

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2004	2003	2004	2003
Rental income	$53	$233	$285	$454
Rental expenses	(54)	(182)	(235)	(255)
Depreciation and amortization	(11)	(49)	(145)	(97)

	$(12)	$2	$(95)	$102

(11)	For the three and six months ended June 30, 2004, includes $266,000 and $689,000, respectively, of general and administrative expenses attributable to the operations of TCL Holding S.A. ProLogis began presenting its investments in this entity on a consolidated basis in 2004. In 2003, these investments were presented under the equity method. See note 1.

(12)	Represents the costs incurred or accrued as of June 30, 2004 associated with ProLogis’ plan to relocate its information technology and corporate accounting functions from El Paso, Texas to Denver, Colorado. Such relocation is expected to occur and costs are expected to be incurred over a period of 9 to 12 months. For the three and six months ended June 30, 2004, includes $426,000 of severance related employee costs and $265,000 of additional depreciation associated with non-real estate assets located in El Paso.

(13)	When ProLogis contributes properties to a ProLogis Property Fund in which it has an ownership interest, ProLogis does not recognize a portion of the proceeds in its computation of the gain resulting from the contribution. The amount of the proceeds that cannot be recognized is determined based on ProLogis’ continuing ownership interest in the contributed property that arises due to ProLogis’ ownership interest in the Property Fund. ProLogis defers this portion of the proceeds by recognizing a reduction to its investment in the respective Property Fund. ProLogis adjusts its proportionate share of the earnings or losses that it recognizes under the equity method from the Property Fund in later periods to reflect the Property Fund’s depreciation expense as if the depreciation expense was computed on ProLogis’ lower basis in the contributed real estate assets rather than on the Property Fund’s basis in the contributed real estate assets. If a loss is recognized when a property is contributed to a ProLogis Property Fund, the entire loss is recognized. See page 7 for the amount of gross proceeds that have not been recognized as of June 30, 2004.

Gross proceeds deferred related to contributions during the three months ended June 30, 2004 and 2003 were $12,003,000 and $8,840,000, respectively, and during the six months ended June 30, 2004 and 2003 were $20,915,000 and $15,352,000, respectively.

When a property that ProLogis originally contributed to a ProLogis Property Fund is disposed of to a third party, ProLogis recognizes the amount of the gain that it had previously deferred as a part of its CDFS income during the period that the disposition occurs. Further, during periods when ProLogis’ ownership interest in a ProLogis Property Fund decreases, ProLogis will recognize gains to the extent that previously deferred proceeds are recognized to coincide with ProLogis’ new ownership interest in the ProLogis Property Fund. ProLogis’ ownership interest in ProLogis North American Properties Fund V decreased during the second quarter of 2004. The amount of previously deferred proceeds that were recognized as a result of this ownership change were $3,279,000, which resulted in the recognition of additional gains of that amount. ProLogis’ ownership interests in certain of the ProLogis Property Funds decreased during both the three and the six month periods in 2003. The amount of previously deferred proceeds that were recognized as a result of this ownership change were $315,000 and $1,212,000 for the three and six months ended June 30, 2003, respectively, resulting in the recognition of additional gains of these amounts during the applicable period.

Notes are continued on Page 9.

Supplemental Information Page 8

ProLogis

Second Quarter 2004
Unaudited Financial Results

Notes to Consolidated Financial Statements (Continued)

(14)	Includes ProLogis’ proportionate shares of the earnings or losses, Funds From Operations and EBITDA of unconsolidated investees recognized under the equity method as follows (in thousands):

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2004	2003	2004	2003
Earnings (losses):
TCL Holding S.A. (a)	$47	$4,373	$605	$6,690
ProLogis Logistics (b)	(730)	—	(730)	—
CDFS Joint Ventures (c)	—	301	—	601
Insight, Inc.	—	—	(258)	(5)
ProLogis Equipment Services	—	—	—	57

	$(683)	$4,674	$(383)	$7,343

ProLogis Defined Funds From Operations:
TCL Holding S.A. (a)	$182	$5,487	$740	$9,005
ProLogis Logistics (b)	(82)	—	(82)	—
CDFS Joint Ventures (c)	—	301	—	601
Insight, Inc.	—	—	(258)	(5)
ProLogis Equipment Services	—	—	—	57

	$100	$5,788	$400	$9,658

EBITDA:
TCL Holding S.A. (a)	$692	$6,275	$1,250	$10,586
ProLogis Logistics (b)	(82)	—	(82)	—
CDFS Joint Ventures (c)	—	1,046	—	2,091
Insight, Inc.	—	—	(258)	(5)
ProLogis Equipment Services	—	—	—	57

	$610	$7,321	$910	$12,729

(a) See notes 1, 6 and 7 on page 8.

(b) Represents expenses of $82,000 and additional losses of $648,000 recognized in the second quarter of 2004. The expenses represent adjustments in the second quarter of 2004 to the operating expenses recognized by ProLogis’ United States temperature-controlled distribution company prior to its sale in October 2002. The additional losses represent an adjustment in the second quarter of 2004 to the net gain recognized by ProLogis upon the disposition of this company in October 2002.

(c) ProLogis has invested in four joint ventures that perform CDFS business activities in the United Kingdom (see note 5 on page 8). In November 2003, ProLogis discontinued its participation and significantly reduced its ownership interest in one joint venture that held interests in 11 operating properties. The remaining three joint ventures, in which ProLogis’ ownership interest is 50%, own no operating properties and engage primarily in development activities.

(15)	Includes amortization of deferred loan costs of $1,321,000 and $1,297,000 for the three months ended June 30, 2004 and 2003, respectively, and $2,813,000 and $2,924,000 for the six months ended June 30, 2004 and 2003, respectively. Excludes interest that has been capitalized based on ProLogis’ development activities of $9,299,000 and $9,100,000 for the three months ended June 30, 2004 and 2003, respectively, and $16,686,000 and $19,635,000 for the six months ended June 30, 2004 and 2003, respectively.

(16)	In June 2004, ProLogis disposed of a portion of its ownership interest in ProLogis North American Properties Fund V. As provided in certain formation agreements, ProLogis exchanged a certain portion of its investment into shares of Macquarie ProLogis Trust, the listed property trust in Australia that has an 86.0% ownership interest in ProLogis North American Properties Fund V. Upon receipt of the shares, they were immediately sold by ProLogis in the public market. Based on its book basis in the interest disposed of, Prologis recognized a net gain of $3,328,000 in its Consolidated Statement of Earnings and a net gain of $3,164,000 on this disposition in both its Consolidated Statements of Funds From Operations and EBITDA.

(17)	Foreign currency exchange gains and losses that are recognized as a component of Net Earnings computed under GAAP generally result from: (i) remeasurement and/or settlement of certain debt transactions between ProLogis and its foreign consolidated subsidiaries and foreign unconsolidated investees (depending on the type of loan, the currency in which the loan is denominated and the form of ProLogis’ investment); (ii) remeasurement and/or settlement of certain third party debt of ProLogis’ foreign consolidated subsidiaries (depending on the currency in which the loan is denominated); and (iii) mark-to-market adjustments related to derivative financial instruments utilized to manage foreign currency risks. ProLogis generally excludes these types of foreign currency exchange gains and losses from the ProLogis Defined Funds From Operations measure and also from its computation of EBITDA. ProLogis’ definition of Funds From Operations is presented on page 3a and its definition of EBITDA is presented on page 4.

Foreign currency exchange gains and losses that result from transactions (including certain intercompany debt and equity investments) that are settled in a currency other than the reporting company’s functional currency and from the settlement of derivative financial instruments utilized to manage foreign currency risks are included in the ProLogis Defined Funds From Operations measure and in ProLogis’ computation of EBITDA.

(18)	Of the 12 properties sold to third parties during the first six months of 2004 (see note 10), six properties were CDFS business assets and six properties were non-CDFS business assets. The net gains or losses from the sales of these properties are presented as discontinued operations in ProLogis’ Consolidated Statement of Earnings but are not presented as discontinued operations in either of ProLogis’ Consolidated Statements of Funds From Operations or EBITDA.

(19)	ProLogis reports its investments in the ProLogis Property Funds and certain other investments under the equity method. Until January 1, 2004, ProLogis presented its investments in TCL Holding S.A. under the equity method (see note 1 on page 8). For purposes of calculating Funds From Operations and EBITDA, the Net Earnings of each of its unconsolidated investees is adjusted to be consistent with the calculation of these measures by ProLogis. ProLogis’ definition of Funds From Operations is presented on page 3a and ProLogis’ definition of EBITDA is presented on page 4.

(20)	Consists primarily of adjustments to the amounts that ProLogis recognizes under the equity method that are necessary to recognize the amount of the gains that were not recognized at the contribution date due to the deferral of certain proceeds based on ProLogis’ ownership interest in the ProLogis Property Fund acquiring the property. See note 13 on page 8.

(21)	Other investments include: (i) funds that are held in escrow pending the completion of tax-deferred exchange transactions; (ii) earnest money deposits associated with potential acquisitions; (iii) costs incurred during the pre-acquisition due diligence process; and (iv) costs incurred during the pre-construction phase related to future development projects.

(22)	On December 11, 2003, ProLogis called for the redemption of all of the remaining 5,000,000 Series D Preferred Shares outstanding at a price of $25.00 per share, plus $0.066 in accrued and unpaid dividends. The redemption of these shares was completed on January 12, 2004 at a total redemption value of $125.3 million. ProLogis recognized a charge of $4.2 million associated with this redemption in January 2004. See note 3 on page 8.

(23)	Accumulated other comprehensive income includes cumulative foreign currency translation adjustments and unrealized gains and losses associated with derivative financial instruments that receive hedge accounting treatment. ProLogis also recognizes its proportionate share of the accumulated other comprehensive income balances of its unconsolidated investees.

(24)	ProLogis has a 20% ownership interest in each of five property funds (referred to by ProLogis as ProLogis North American Properties Funds VI, VII, VIII, IX and X). The remaining 80% ownership interests in each of the five property funds are held by certain private REIT subsidiaries of established investment funds (all of the investment funds are managed by Eaton Vance Management). The five property funds were originally formed on May 3, 2004 to acquire certain of the operating properties of Keystone Property Trust, subject to an acquisition agreement between Keystone, ProLogis and the five property funds. This acquisition is subject to the approval of Keystone’s shareholders and a shareholders’ meeting date of July 30, 2004 has been set for the shareholder vote. ProLogis anticipates that the Keystone shareholders will approve the transaction on that date and that the acquisition transaction will close on August 4, 2004. On June 30, 2004, ProLogis contributed 21 repositioned acquisition properties aggregating 3.0 million square feet to the five property funds. These contributions generated proceeds to ProLogis of $127.4 million.

Supplemental Information Page 9

ProLogis

Second Quarter 2004
Unaudited Financial Results

Components of Net Asset Value (A)

(in thousands)

Income Items

	2Q 2004	ProLogis’		Pro Rata
	Pro Forma	Ownership		Annualized
	NOI (B)	Interest		Pro Forma NOI
Direct ownership properties (B)	$105,275	100.0%	X 4	$421,100

ProLogis Property Funds—North America (B):
ProLogis California LLC	$14,975	50.0%	X 4	$29,950
ProLogis North American Properties Fund I	8,392	41.3%	X 4	13,864
ProLogis North American Properties Fund II	4,983	20.0%	X 4	3,986
ProLogis North American Properties Fund III	4,410	20.0%	X 4	3,528
ProLogis North American Properties Fund IV	3,412	20.0%	X 4	2,730
ProLogis North American Properties Fund V	22,318	11.4%	X 4	10,177
ProLogis North American Properties Funds VI — X	2,595	20.0%	X 4	2,076

Subtotal North America				66,311

ProLogis Japan Properties Fund (B)	9,923	20.0%	X 4	7,938

Total Property Funds—North America and Japan				$74,249

	2Q 2004 Actual		Annualized Fees
Fee income (includes all ProLogis Property Funds) (see page 12)	$11,852	X 4	$47,408

		Actual 12 mos.
	2Q 2004 Actual	ended 06/30/04
Income from CDFS business:
Funds From Operations from CDFS business:
Gains on dispositions of CDFS business assets, net	$57,537	$156,311
Development management fees and other CDFS income	527	3,803

	58,064	160,114
Recognition of previously deferred disposition proceeds (see note 13 on page 8)	(3,279)	(29,183)
Gross amount of disposition proceeds that have not been recognized in Funds From Operations on current period contributions (see note 13 on page 8)	12,003	31,496

	$66,788	$162,427

Balance Sheet Items

Investment in ProLogis European Properties Fund (C)	$390,080

Net assets held for sale (discontinued operations) (D)	$105,710

Investments in unconsolidated investees other than ProLogis Property Funds (see page 7):
CDFS Joint Ventures	$12,098
Temperature-controlled distribution investee	701
Other unconsolidated investees	2,229

Total investments in unconsolidated investees other than ProLogis Property Funds	$15,028

Investments in land and development projects:
Development projects in process (see pages 6 and 21)	$531,009
Land held for development (see pages 6 and 19)	532,507

Total investments in land and development projects	$1,063,516

Other assets:
Cash and cash equivalents	$394,589
Deposits, prepaid assets and other tangible assets	150,335
Accounts and notes receivable	34,492
ProLogis’ share of other tangible assets of ProLogis Property Funds (E)	15,571

Total other assets	$594,987

Liabilities and preferred equity:
ProLogis’ total liabilities (excluding liabilities associated with assets held for sale-discontinued operations)	$(3,441,636)
ProLogis’ share of third party debt of ProLogis Property Funds (see page 13) (E)	(442,154)
ProLogis’ share of other third party liabilities of ProLogis Property Funds (E)	(18,099)

Total liabilities	(3,901,889)
Preferred Shares	(350,000)

Total liabilities and preferred equity	$(4,251,889)

ProLogis’ Consolidated Balance Sheet is at Page 6.

Net Asset Value Discussion

ProLogis considers Net Asset Value to be a useful tool for management, financial analysts, potential investors and shareholders to estimate the fair value of common shareholder equity. The assessment of the fair value of a particular segment of ProLogis’ business is subjective in that it will involve estimates and can be performed using various methods. Therefore, ProLogis has presented the financial results and investments related to its business segments that it believes are important in calculating its Net Asset Value but has not presented any specific methodology nor provided any guidance on the assumptions or estimates that should be used in the calculation.

Comments are on page 10a.

Supplemental Information Page 10

ProLogis

Second Quarter 2004
Unaudited Financial Results

Comments to Components of Net Asset Value
(in thousands)

Comments relate to page 10.

COMMENTS

(A)	The components of Net Asset Value provided on page 10 do not consider any incentive management fees that ProLogis can earn from ProLogis Property Funds, the potential growth in rental and fee income streams or the franchise value associated with ProLogis’ global operating platform and the ProLogis Operating System®.

(B)	A reconciliation of rental income and rental expenses computed under GAAP to pro forma net operating income (“NOI”) for purposes of the Net Asset Value calculation for ProLogis and the ProLogis Property Funds, excluding ProLogis European Properties Fund, for the three months ended June 30, 2004 follows (amounts in thousands). Because ProLogis’ investment in ProLogis European Properties Fund is subject to periodic third party valuations (see comment C), a separate calculation using pro forma NOI is not necessary.

			ProLogis	ProLogis	ProLogis	ProLogis	ProLogis	ProLogis	ProLogis
		ProLogis	N.A.	N.A.	N.A.	N.A.	N.A.	N.A.	Japan
		California	Properties	Properties	Properties	Properties	Properties	Properties	Properties
	ProLogis	LLC	Fund I	Fund II	Fund III	Fund IV	Fund V	Funds VI - X	Fund
Calculation of Pro Forma NOI (a):
Rental income computed under GAAP (see pages 3 and 12)	$137,730	$18,755	$11,117	$6,673	$6,080	$4,258	$27,111	$35	$7,865
Straight-lined rents (b)	(2,751)	(142)	(407)	(273)	(59)	(97)	(768)	—	(14)
Net termination fees (c)	(760)	—	(249)	—	(419)	—	—	—	—

Adjusted rental income	134,219	18,613	10,461	6,400	5,602	4,161	26,343	35	7,851

Rental expenses, computed under GAAP (see pages 3 and 12)	(35,579)	(3,640)	(2,170)	(1,471)	(1,258)	(781)	(5,997)	(4)	(915)
Certain fees paid to ProLogis (d)	—	162	101	54	66	32	218	—	—

Adjusted rental expenses	(35,579)	(3,478)	(2,069)	(1,417)	(1,192)	(749)	(5,779)	(4)	(915)

Adjusted NOI	98,640	15,135	8,392	4,983	4,410	3,412	20,564	31	6,936
Other adjustments (e) (f)	6,635	(160)	—	—	—	—	1,754	2,564	2,987

Pro Forma NOI	$105,275	$14,975	$8,392	$4,983	$4,410	$3,412	$22,318	$2,595	$9,923

(a)	Pro forma NOI represents: (i) rental income computed under GAAP for each applicable property, including rental expense recoveries, adjusted to exclude straight-lined rents (see (b) below) and net termination fees (see (c) below); (ii) less rental expenses computed under GAAP for each applicable property adjusted to exclude certain fees paid to ProLogis that have been recognized as rental expenses by the ProLogis Property Funds (see (d) below); (iii) as adjusted to reflect CDFS business assets (completed developments and repositioned acquisitions) at a stabilized yield for the entire period (see (e) below); and (iv) as adjusted to present a full period of operations for those properties that were not stabilized for the entire period (see (f) below).

(b)	Straight-lined rents are removed from rental income computed under GAAP to allow for the calculation of a cash yield, which is common in Net Asset Value calculations.

(c)	Net termination fees generally represent the gross fee negotiated at the time a customer is allowed to terminate its lease agreement offset by that customer’s rent leveling asset or liability, if any, that has been previously recognized under GAAP. Removing the net termination fees from rental income allows for the calculation of pro forma NOI to include only rental income that is indicative of the property’s recurring operating performance. Customer terminations are negotiated under specific circumstances and are not subject to specific provisions or rights allowed under the lease agreements.

(d)	These miscellaneous fees are removed because they represent costs that are specific to the ownership structures of the individual ProLogis Property Fund and are not necessarily indicative of expenses that would be incurred under other structures.

(e)	For ProLogis, the NOI generated by CDFS business assets (completed developments and repositioned acquisitions) is removed and replaced with an NOI measure that is computed by applying each property’s projected yield at the time the property was developed or acquired to the gross book basis of the property at June 30, 2004.

(f)	For ProLogis California LLC, ProLogis North American Properties Fund V, ProLogis North American Properties Funds VI — X and ProLogis Japan Properties Fund, NOI is adjusted to reflect a full period of operations for the properties that were acquired during the three-month period and to remove the NOI for properties disposed of during the three-month period.

(C)	At June 30, 2004, the Net Asset Value of ProLogis’ investment in ProLogis European Properties Fund was as follows (in thousands except per unit amounts):

Number of equity units held by ProLogis on June 30, 2004	30,997
Net Asset Value per unit at December 31, 2003 in euros (g)	10.22

Total Net Asset Value at June 30, 2004 in euros	316,789
Euro to U.S. dollar exchange rate at June 30, 2004	1.2155

Total Net Asset Value at June 30, 2004 in U.S. dollars	$385,057
ProLogis’ share of Funds From Operations since December 31, 2003 (h)	13,826
Less dividends received by ProLogis since December 31, 2003	(16,045)
Net amounts owed to ProLogis	7,242

$390,080

(g)	Based on an independent third party valuation as of December 31, 2003.

(h)	Represents ProLogis’ share of Funds From Operations of ProLogis European Properties Fund since the last net asset valuation (December 31, 2003) excluding management fee income which is paid to ProLogis on a current basis. See page 12.

(D)	The French operations of ProLogis’ temperature-controlled distribution company are held for sale. See notes 1 and 6 on page 8.

(E)	Excludes ProLogis European Properties Fund. See comment C.

Supplemental Information Page 10a

ProLogis

Second Quarter 2004
Unaudited Financial Results

Calculations of Return on Capital (A)

(in thousands)

EBITDA

	Second Quarter	First Quarter	Calendar Year
	2004	2004	2003
EBITDA (see page 4)	$201,224	$167,827	$718,643
Disposition proceeds attributable to current period contributions that have been deferred and not recognized in computing the gains that are included in EBITDA (see page 20)	12,003	8,912	25,933
Adjustment to the amount of the deferred disposition proceeds due to interest capitalization treatment for computing EBITDA (B)	3,028	1,337	3,951
Disposition proceeds attributable to prior period contributions that have been recognized in computing the current period gains that are included in EBITDA (see note 13 on page 8)	(3,279)	—	(27,116)

	$212,976	$178,076	$721,411

Total Book Assets (C)

	June 30,	March 31,	Averages	December 31,
	2004	2004	for 2003	2003
Direct investment:
ProLogis’ direct investment in real estate assets, before depreciation (D)	$5,926,299	$6,100,639	$5,547,257	$5,854,046
ProLogis’ direct other assets, net of direct other liabilities (E)	451,603	248,466	233,311	404,996
Net assets held for sale (discontinued operations) (F)	105,710	104,075	—	—

	6,483,612	6,453,180	5,780,568	6,259,042
ProLogis share of Total Book Assets of unconsolidated investees:
ProLogis Property Funds (G)	1,555,322	1,502,352	1,535,608	1,432,781
Investments in CDFS Joint Ventures (H)	12,098	11,881	73,938	12,734
Investments in temperature-controlled distribution investees (F)	701	3,092	167,474	113,977
Investments in other unconsolidated investees (D)	2,229	2,229	2,851	2,486

	1,570,350	1,519,554	1,779,871	1,561,978

Total Book Assets (including ProLogis’ share of Total Book Assets of unconsolidated investees)	$8,053,962	$7,972,734	$7,560,439	$7,821,020

Total Book Equity Attributable to Common Shareholders (C):
Total Book Assets (C)	$8,053,962	$7,972,734	$7,560,439	$7,821,020
Less: minority interest (D)	(36,262)	(36,775)	(39,599)	(37,777)
Less: third party debt (D)	(3,125,068)	(3,129,072)	(2,879,060)	(2,990,669)
Less: ProLogis’ share of third party debt of unconsolidated investees (see page 22)	(811,712)	(787,401)	(785,539)	(750,638)
Less: preferred shares (D)	(350,000)	(350,000)	(405,000)	(475,000)

Total Book Equity Attributable to Common Shareholders (including ProLogis’ share of Total Book Equity of unconsolidated investees)	$3,730,920	$3,669,486	$3,451,241	$3,566,936

[Additional columns below]

[Continued from above table, first column(s) repeated]

	September 30,	June 30,	March 31,	December 31,
	2003	2003	2003	2002
Direct investment:
ProLogis’ direct investment in real estate assets, before depreciation (D)	$5,538,063	$5,537,659	$5,410,992	$5,395,527
ProLogis’ direct other assets, net of direct other liabilities (E)	185,718	237,334	182,212	156,293
Net assets held for sale (discontinued operations) (F)	—	—	—	—

	5,723,781	5,774,993	5,593,204	5,551,820
ProLogis share of Total Book Assets of unconsolidated investees:
ProLogis Property Funds (G)	1,670,371	1,656,601	1,490,450	1,427,836
Investments in CDFS Joint Ventures (H)	98,159	88,450	81,652	88,696
Investments in temperature-controlled distribution investees (F)	158,465	200,697	185,576	178,658
Investments in other unconsolidated investees (D)	2,486	2,486	2,486	4,310

	1,929,481	1,948,234	1,760,164	1,699,500

Total Book Assets (including ProLogis’ share of Total Book Assets of unconsolidated investees)	$7,653,262	$7,723,227	$7,353,368	$7,251,320

Total Book Equity Attributable to Common Shareholders (C):
Total Book Assets (C)	$7,653,262	$7,723,227	$7,353,368	$7,251,320
Less: minority interest (D)	(38,716)	(39,296)	(39,739)	(42,467)
Less: third party debt (D)	(2,953,277)	(2,891,073)	(2,828,302)	(2,731,978)
Less: ProLogis’ share of third party debt of unconsolidated investees (see page 22)	(865,555)	(853,686)	(749,133)	(708,685)
Less: preferred shares (D)	(350,000)	(400,000)	(400,000)	(400,000)
	r
Total Book Equity Attributable to Common Shareholders (including ProLogis’ share of Total Book Equity of unconsolidated investees)	$3,445,714	$3,539,172	$3,336,194	$3,368,190

Return Calculations

Full Year
2003
Return on Assets (I):
Average Book Assets	$7,560,439
Less: average direct other assets, net of direct other liabilities	(233,311)
Less: average minority interest	(39,599)

$7,287,529

Adjusted EBITDA for the full year	$721,411

Return on Assets (I)	9.90%

Return on Equity Attributable to Common Shareholders (J):
Average Book Equity Attributable to Common Shareholders (C)	$3,451,241
Less: average direct other assets, net of direct other liabilities	(233,311)

$3,217,930

ProLogis Defined Funds From Operations Attributable to Common Shares for the full year	$400,745
Add back: gains not recognized computed on a Funds From Operations basis, net of recapture amounts recognized (see note 13 on page 8)	(1,183)
Add back: non-real estate depreciation	7,884
Add back: non-real estate depreciation of temperature-controlled distribution investees	2,089
Add back: adjustment to carrying values of investments in temperature-controlled distribution investees	38,286
Add back: excess of redemption values over the carrying values of preferred shares redeemed	7,823

ProLogis Defined Funds From Operations Attributable to Common Shares, as adjusted	$455,644

Return on Equity Attributable to Common Shareholders (J)	14.16%

Comments are on page 11a.

Supplemental Information Page 11

ProLogis

Second Quarter 2004
Unaudited Financial Results

Comments to Calculations of Return on Capital

Comments relate to page 11.

COMMENTS

(A)	Return on Capital measures are commonly used by management, financial analysts, potential investors and shareholders to analyze financial returns. ProLogis believes that Return on Assets is useful in analyzing the financial returns resulting from capital deployment decisions and for comparing returns associated with alternative investment decisions. ProLogis believes that Return on Equity Attributable to Common Shareholders is useful in assessing the financial returns attributable to holders of common equity resulting from capital deployment and capital structuring decisions and evaluating options, as well as for comparing returns for alternative investment decisions. See comments I and J.

(B)	In computing ProLogis’ EBITDA measure, the gains and losses from the contributions of developed properties recognized as CDFS income are adjusted to reflect these gains and losses as if no interest cost had been capitalized during the development of the properties (i.e. the gains are larger since capitalized interest is not included in the basis of the assets contributed). See page 4. This adjustment also impacts the amount of the proceeds that are deferred and not recognized due to ProLogis’ ownership interest in the Property Fund acquiring the property. See note 13 on page 8.

(C)	ProLogis’ use of the term “Book Assets” refers to the undepreciated asset base of the company. ProLogis’ use of the term “book equity” refers to the equity of the company with its assets presented on an undepreciated basis.

(D)	Represents ProLogis’ recorded balance sheet amount as of the applicable date. ProLogis’ Consolidated Balance Sheets are at page 6.

(E)	Other assets includes all assets other than real estate, investments in unconsolidated investees and assets held for sale (discontinued operations) and other liabilities includes all liabilities other than third party debt and liabilities associated with assets held for sale (discontinued operations). ProLogis’ Consolidated Balance Sheets are at page 6.

(F)	The French operations of ProLogis’ temperature-controlled distribution company are held for sale. ProLogis began presenting its investments in the temperature-controlled distribution company on a consolidated basis as of January 1, 2004. Prior to that date, these investments were presented under the equity method. See notes 1, 6 and 7 on page 8.

(G)	Represents ProLogis’ share of the total assets, before depreciation, net of liabilities, other than third party debt, of each entity. See page 13.

(H)	Represents ProLogis’ balance sheet investment in the entities plus ProLogis’ share of the entities’ third party debt, if any.

(I)	Return on Assets measures EBITDA, generated by operations and as defined by ProLogis on page 4, against the original capital invested that has generated this EBITDA. ProLogis believes that this EBITDA measure most accurately measures the direct financial return resulting from its capital decisions without including the impacts that financing and capital structure choices would have on the return calculation. While certain components of this measure are provided on an interim basis, ProLogis provides its computation of the actual measure only on a calendar year basis.

(J)	Return on Equity Attributable to Common Shareholders measures Funds From Operations as defined by ProLogis on page 3a and as further adjusted to remove all depreciation and amortization amounts and to reflect gains on contributions of CDFS assets at their gross amount prior to any deferrals of proceeds (see note 13 on page 8) against the invested shareholder capital to which the Funds From Operations generated is attributable. ProLogis believes that the ProLogis Defined Funds From Operations measure, as adjusted, most accurately measures the return related to the capital invested in common equity. While certain components of this measure are provided on an interim basis, ProLogis provides its computation of the actual measure only on a calendar year basis.

Supplemental Information Page 11a

ProLogis

Second Quarter 2004
Unaudited Financial Results

ProLogis Property Funds — EBITDA, Funds From Operations and Net Earnings
(in thousands)

	ProLogis		ProLogis	ProLogis	ProLogis
	European	ProLogis	N.A.	N.A.	N.A.
	Properties	California	Properties	Properties	Properties
	Fund	LLC	Fund I	Fund II	Fund III
	For the Three Months Ended June 30, 2004 (B)
EBITDA, Funds From Operations and Net Earnings of each Property Fund:
Rental revenues	$70,133	$18,755	$11,117	$6,673	$6,080
Rental expenses:
Property management fees paid to ProLogis (C)	(593)	(644)	(371)	(198)	(220)
Other	(8,570)	(2,996)	(1,799)	(1,273)	(1,038)

Total rental expenses	(9,163)	(3,640)	(2,170)	(1,471)	(1,258)

Net operating income from properties	60,970	15,115	8,947	5,202	4,822

Other income (expense)	(1,196)	(4)	(24)	(33)	(39)
Losses on dispositions of CDFS business assets, net	(12)	—	—	—	—
Asset management and other fees paid to ProLogis (C)	(5,063)	16	(154)	(296)	(262)

EBITDA of the Property Fund (D)	54,699	15,127	8,769	4,873	4,521
Current income tax expense	(3,911)	(3)	(28)	(5)	(4)
Third party interest expense	(22,323)	(5,334)	(4,618)	(2,837)	(2,702)

Funds From Operations of the Property Fund (E)	28,465	9,790	4,123	2,031	1,815
Real estate related depreciation and amortization	(18,504)	(4,464)	(2,490)	(1,321)	(1,190)
Gains on other dispositions, net	—	851	—	—	—
Foreign currency exchange gains, net	400	—	—	—	—
Deferred income tax benefit	407	—	—	—	—

Net Earnings of the Property Fund (F)	$10,768	$6,177	$1,633	$710	$625

ProLogis’ share of EBITDA, Funds From Operations and Net Earnings of each Property Fund recognized under the equity method (see pages 2, 3, 4 and 5):
ProLogis’ average ownership interest for the three-month period (G)	22.6%	50.0%	41.3%	20.0%	20.0%

ProLogis’ share of the Property Fund’s EBITDA	12,313	7,564	3,623	975	905
Fees paid to ProLogis (H)	6,031	931	639	548	574
Other (I)	(1)	(114)	(22)	(2)	(6)

EBITDA recognized by ProLogis (D)	$18,343	$8,381	$4,240	$1,521	$1,473

ProLogis’ share of the Property Fund’s Funds From Operations	6,417	4,894	1,704	406	363
Fees paid to ProLogis (H)	6,031	931	639	548	574
Other (I)	(2)	(64)	(24)	(2)	(5)

Funds From Operations recognized by ProLogis (E)	$12,446	$5,761	$2,319	$952	$932

ProLogis’ share of the Property Fund’s Net Earnings	2,429	3,088	675	142	125
Fees paid to ProLogis (H)	6,031	931	639	548	574
Other (I)	394	212	50	39	32

Net Earnings recognized by ProLogis (F)	$8,854	$4,231	$1,364	$729	$731

	For the Three Months Ended June 30, 2003 (B)
EBITDA recognized by ProLogis, including fees (D)	$20,614	$8,326	$4,396	$1,332	$1,479

Funds From Operations recognized by ProLogis, including fees (E)	$14,620	$5,620	$2,538	$765	$935

Net Earnings recognized by ProLogis, including fees (F)	$11,097	$3,799	$1,648	$565	$743

[Additional columns below]

[Continued from above table, first column(s) repeated]

	ProLogis	ProLogis	ProLogis	ProLogis
	N.A.	N.A.	N.A.	Japan		ProLogis’
	Properties	Properties	Properties	Properties		Share of the
	Fund IV	Fund V	Funds VI - X (A)	Fund	Total	Property Funds
	For the Three Months Ended June 30, 2004 (B)
EBITDA, Funds From Operations and Net Earnings of each Property Fund:
Rental revenues	$4,258	$27,111	$35	$7,865	$152,027	$38,534
Rental expenses:
Property management fees paid to ProLogis (C)	(97)	(704)	—	—	(2,827)	(810)
Other	(684)	(5,293)	(4)	(915)	(22,572)	(5,694)

Total rental expenses	(781)	(5,997)	(4)	(915)	(25,399)	(6,504)

Net operating income from properties	3,477	21,114	31	6,950	126,628	32,030

Other income (expense)	(29)	65	—	(5)	(1,265)	(292)
Losses on dispositions of CDFS business assets, net	—	—	—	—	(12)	(1)
Asset management and other fees paid to ProLogis (C)	(180)	(135)	—	(609)	(6,683)	(1,482)

EBITDA of the Property Fund (D)	3,268	21,044	31	6,336	118,668	30,255
Current income tax expense	(4)	(77)	—	(42)	(4,074)	(915)
Third party interest expense	(1,762)	(6,570)	(2)	(1,229)	(47,377)	(12,220)

Funds From Operations of the Property Fund (E)	1,502	14,397	29	5,065	67,217	17,120
Real estate related depreciation and amortization	(757)	(5,785)	—	(1,078)	(35,589)	(9,105)
Gains on other dispositions, net	—	—	—	—	851	426
Foreign currency exchange gains, net	—	—	—	—	400	86
Deferred income tax benefit	—	—	—	—	407	91

Net Earnings of the Property Fund (F)	$745	$8,612	$29	$3,987	$33,286	$8,618

ProLogis’ share of EBITDA, Funds From Operations and Net Earnings of each Property Fund recognized under the equity method (see pages 2, 3, 4 and 5):
ProLogis’ average ownership interest for the three-month period (G)	20.0%	14.0%	20.0%	20.0%	25.5%

ProLogis’ share of the Property Fund’s EBITDA	653	2,949	6	1,267	30,255
Fees paid to ProLogis (H)	299	2,220	—	610	11,852
Other (I)	(2)	(374)	—	93	(428)

EBITDA recognized by ProLogis (D)	$950	$4,795	$6	$1,970	$41,679

ProLogis’ share of the Property Fund’s Funds From Operations	300	2,017	6	1,013	17,120
Fees paid to ProLogis (H)	299	2,220	—	610	11,852
Other (I)	(3)	(211)	—	93	(218)

Funds From Operations recognized by ProLogis (E)	$596	$4,026	$6	$1,716	$28,754

ProLogis’ share of the Property Fund’s Net Earnings	149	1,207	6	797	8,618
Fees paid to ProLogis (H)	299	2,220	—	610	11,852
Other (I)	24	(90)	—	137	798

Net Earnings recognized by ProLogis (F)	$472	$3,337	$6	$1,544	$21,268

	For the Three Months Ended June 30, 2003 (B)
EBITDA recognized by ProLogis, including fees (D)	$966	$5,115	$—	$370	$42,598

Funds From Operations recognized by ProLogis, including fees (E)	$613	$4,822	$—	$322	$30,235

Net Earnings recognized by ProLogis, including fees (F)	$355	$4,054	$—	$286	$22,547

COMMENTS

(A)	See note 24 on page 9.

(B)	All ProLogis Property Funds were operating throughout the period with the exception of ProLogis North American Properties Funds VI through X, which began operations on June 30, 2004.

(C)	These fees are paid to ProLogis on a current basis.

(D)	EBITDA is a supplemental measure that is used to calculate Return on Capital measures (see page 11). See ProLogis’ Consolidated Statements of Earnings on page 2, ProLogis’ Consolidated Statements of EBITDA on page 4 and the Reconciliations of Net Earnings to EBITDA on page 5. ProLogis’ definition of EBITDA is presented on page 4.

(E)	Funds From Operations is a supplemental measure used by ProLogis. See ProLogis’ Consolidated Statements of Earnings on page 2, ProLogis’ Consolidated Statements of Funds From Operations on page 3 and the Reconciliations of Net Earnings to Funds From Operations on page 5. ProLogis’ definition of Funds From Operations is presented on page 3a.

(F)	See ProLogis’ Consolidated Statements of Earnings on page 2.

(G)	The average ownership is weighted based on each entity’s contribution to the total Funds From Operations for the period presented.

(H)	In addition to the property and asset management fees earned by ProLogis and expensed by the ProLogis Property Funds, ProLogis earns other fees for leasing, development and other activities performed on behalf of the ProLogis Property Funds. Certain of these fees are capitalized by the ProLogis Property Funds (primarily leasing and development fees). ProLogis defers an amount of the leasing and development fees it earns in an amount proportionate to its ownership interest in the ProLogis Property Fund. The deferred fees are recognized as income by ProLogis in future periods by reducing the amount of the capitalized fees that the ProLogis Property Fund includes in amortization or depreciation expense when ProLogis recognizes its share of the earnings of the Property Fund under the equity method. For Funds From Operations and EBITDA, the deferred fees are not recognized unless the underlying asset is sold to a third party by the ProLogis Property Fund.

(I)	Consists primarily of adjustments to the amounts that ProLogis recognizes under the equity method that are necessary to recognize the amount of the gains that were not recognized at the contribution date due to the deferral of certain proceeds based on ProLogis’ ownership interest in the ProLogis Property Fund acquiring the property. See comment H and note 13 on page 8.

Supplemental Information Page 12

ProLogis

Second Quarter 2004
Unaudited Financial Results

ProLogis Property Funds - EBITDA, Funds From Operations and Net Earnings
(in thousands)

	ProLogis		ProLogis	ProLogis	ProLogis
	European	ProLogis	N.A.	N.A.	N.A.
	Properties	California	Properties	Properties	Properties
	Fund	LLC	Fund I	Fund II	Fund III
		For the Six Months Ended June 30, 2004 (B)
EBITDA, Funds From Operations and Net Earnings of each Property Fund:
Rental revenues	$142,602	$37,273	$22,002	$13,388	$12,202
Rental expenses:
Property management fees paid to ProLogis (C)	(1,504)	(1,289)	(698)	(404)	(452)
Other	(17,005)	(5,753)	(3,692)	(2,706)	(2,270)

Total rental expenses	(18,509)	(7,042)	(4,390)	(3,110)	(2,722)

Net operating income from properties	124,093	30,231	17,612	10,278	9,480

Other income (expense)	(2,110)	(18)	(70)	(51)	(47)
Gains on dispositions of CDFS business assets, net	1,108	—	—	—	—
Asset management and other fees paid to ProLogis (C)	(10,557)	(3)	(321)	(592)	(525)

EBITDA of the Property Fund (D)	112,534	30,210	17,221	9,635	8,908
Current income tax expense	(7,484)	(6)	(28)	(5)	(7)
Third party interest expense	(43,055)	(10,685)	(9,237)	(5,675)	(5,401)

Funds From Operations of the Property Fund (E)	61,995	19,519	7,956	3,955	3,500
Real estate related depreciation and amortization	(37,206)	(8,892)	(4,935)	(2,639)	(2,365)
Gains on other dispositions, net	—	1,431	—	—	20
Foreign currency exchange expenses/losses, net	(1,128)	—	—	—	—
Deferred income tax benefit	706	—	—	—	—

Net Earnings of the Property Fund (F)	$24,367	$12,058	$3,021	$1,316	$1,155

ProLogis’ share of EBITDA, Funds From Operations and Net Earnings of each Property Fund recognized under the equity method (see pages 2, 3, 4 and 5):
ProLogis’ average ownership interest for the six-month period (G)	22.3%	50.0%	41.3%	20.0%	20.0%

ProLogis’ share of the Property Fund’s EBITDA	25,096	15,105	7,113	1,927	1,782
Fees paid to ProLogis (H)	12,335	1,832	1,211	1,193	1,103
Other (I)	(33)	(227)	(40)	(5)	(8)

EBITDA recognized by ProLogis (D)	$37,398	$16,710	$8,284	$3,115	$2,877

ProLogis’ share of the Property Fund’s Funds From Operations	13,826	9,760	3,286	791	700
Fees paid to ProLogis (H)	12,335	1,832	1,211	1,193	1,103
Other (I)	(33)	(128)	(41)	(5)	(8)

Funds From Operations recognized by ProLogis (E)	$26,128	$11,464	$4,456	$1,979	$1,795

ProLogis’ share of the Property Fund’s Net Earnings	5,434	6,029	1,248	263	231
Fees paid to ProLogis (H)	12,335	1,832	1,211	1,193	1,103
Other (I)	537	422	100	77	64

Net Earnings recognized by ProLogis (F)	$18,306	$8,283	$2,559	$1,533	$1,398

	For the Six Months Ended June 30, 2003 (B)
EBITDA recognized by ProLogis, including fees (D)	$39,491	$16,294	$8,502	$2,782	$2,927

Funds From Operations recognized by ProLogis, including fees (E)	$28,238	$10,951	$4,748	$1,641	$1,837

Net Earnings recognized by ProLogis, including fees (F)	$12,051	$7,285	$2,937	$1,243	$1,461

[Additional columns below]

[Continued from above table, first column(s) repeated]

	ProLogis	ProLogis	ProLogis	ProLogis
	N.A.	N.A.	N.A.	Japan		ProLogis’
	Properties	Properties	Properties	Properties		Share of the
	Fund IV	Fund V	Funds VI - X (A)	Fund	Total	Property Funds
		For the Six Months Ended June 30, 2004 (B)
EBITDA, Funds From Operations and Net Earnings of each Property Fund:
Rental revenues	$8,486	$53,073	$35	$15,415	$304,476	$76,859
Rental expenses:
Property management fees paid to ProLogis (C)	(205)	(1,517)	—	—	(6,069)	(1,692)
Other	(1,325)	(10,425)	(4)	(1,294)	(44,474)	(11,173)

Total rental expenses	(1,530)	(11,942)	(4)	(1,294)	(50,543)	(12,865)

Net operating income from properties	6,956	41,131	31	14,121	253,933	63,994

Other income (expense)	(49)	98	—	80	(2,167)	(508)
Gains on dispositions of CDFS business assets, net	—	—	—	—	1,108	247
Asset management and other fees paid to ProLogis (C)	(361)	(175)	—	(1,181)	(13,715)	(3,043)

EBITDA of the Property Fund (D)	6,546	41,054	31	13,020	239,159	60,690
Current income tax expense	(9)	(379)	—	(51)	(7,969)	(1,752)
Third party interest expense	(3,520)	(12,742)	(2)	(2,340)	(92,657)	(23,929)

Funds From Operations of the Property Fund (E)	3,017	27,933	29	10,629	138,533	35,009
Real estate related depreciation and amortization	(1,620)	(11,243)	—	(2,114)	(71,014)	(18,104)
Gains on other dispositions, net	—	—	—	—	1,451	720
Foreign currency exchange expenses/losses, net	—	—	—	—	(1,128)	(252)
Deferred income tax benefit	—	—	—	—	706	157

Net Earnings of the Property Fund (F)	$1,397	$16,690	$29	$8,515	$68,548	$17,530

ProLogis’ share of EBITDA, Funds From Operations and Net Earnings of each Property Fund recognized under the equity method (see pages 2, 3, 4 and 5):
ProLogis’ average ownership interest for the six-month period (G)	20.0%	14.0%	20.0%	20.0%	25.3%

ProLogis’ share of the Property Fund’s EBITDA	1,309	5,748	6	2,604	60,690
Fees paid to ProLogis (H)	614	3,649	—	1,182	23,119
Other (I)	(5)	(325)	—	182	(461)

EBITDA recognized by ProLogis (D)	$1,918	$9,072	$6	$3,968	$83,348

ProLogis’ share of the Property Fund’s Funds From Operations	603	3,911	6	2,126	35,009
Fees paid to ProLogis (H)	614	3,649	—	1,182	23,119
Other (I)	(5)	(72)	—	182	(110)

Funds From Operations recognized by ProLogis (E)	$1,212	$7,488	$6	$3,490	$58,018

ProLogis’ share of the Property Fund’s Net Earnings	279	2,337	6	1,703	17,530
Fees paid to ProLogis (H)	614	3,649	—	1,182	23,119
Other (I)	50	(90)	—	263	1,423

Net Earnings recognized by ProLogis (F)	$943	$5,896	$6	$3,148	$42,072

	For the Six Months Ended June 30, 2003 (B)
EBITDA recognized by ProLogis, including fees (D)	$1,926	$8,685	$—	$657	$81,264

Funds From Operations recognized by ProLogis, including fees (E)	$1,217	$7,598	$—	$575	$56,805

Net Earnings recognized by ProLogis, including fees (F)	$837	$6,410	$—	$519	$32,743

COMMENTS

(A)	See note 24 on page 9.

(B)	All ProLogis Property Funds were operating throughout the period with the exception of ProLogis North American Properties Funds VI through X which began operations on June 30, 2004.

(C)	These fees are paid to ProLogis on a current basis.

(D)	EBITDA is a supplemental measure that is used to calculate Return on Capital measures (see page 11). See ProLogis’ Consolidated Statements of Earnings on page 2, ProLogis’ Consolidated Statements of EBITDA on page 4 and the Reconciliations of Net Earnings to EBITDA on page 5. ProLogis’ definition of EBITDA is presented on page 4.

(E)	Funds From Operations is a supplemental measure used by ProLogis. See ProLogis’ Consolidated Statements of Earnings on page 2, ProLogis’ Consolidated Statements of Funds From Operations on page 3 and the Reconciliations of Net Earnings to Funds From Operations on page 5. ProLogis’ definition of Funds From Operations is presented on page 3a.

(F)	See ProLogis’ Consolidated Statements of Earnings on page 2.

(G)	The average ownership is weighted based on each entity’s contribution to the total Funds From Operations for the period presented.

(H)	In addition to the property and asset management fees earned by ProLogis and expensed by the ProLogis Property Funds, ProLogis earns other fees for leasing, development and other activities performed on behalf of the ProLogis Property Funds. Certain of these fees are capitalized by the ProLogis Property Funds (primarily leasing and development fees). ProLogis defers an amount of the leasing and development fees it earns in an amount proportionate to its ownership interest in the ProLogis Property Fund. The deferred fees are recognized as income by ProLogis in future periods by reducing the amount of the capitalized fees that the ProLogis Property Fund includes in amortization or depreciation expense when ProLogis recognizes its share of the earnings of the Property Fund under the equity method. For Funds From Operations and EBITDA, the deferred fees are not recognized unless the underlying asset is sold to a third party by the ProLogis Property Fund.

(I)	Consists primarily of adjustments to the amounts that ProLogis recognizes under the equity method that are necessary to recognize the amount of the gains that were not recognized at the contribution date due to the deferral of certain proceeds based on ProLogis’ ownership interest in the ProLogis Property Fund acquiring the property. See comment H and note 13 on page 8.

Supplemental Information Page 12a

ProLogis

Second Quarter 2004
Unaudited Financial Results

Prologis Property Funds - Balance sheets
(in thousands)

	ProLogis		ProLogis	ProLogis	ProLogis
	European	ProLogis	N.A.	N.A.	N.A.
	Properties	California	Properties	Properties	Properties
Selected Balance Sheet Items of the ProLogis Property Funds	Fund	LLC	Fund I	Fund II	Fund III
Operating properties, before depreciation	$3,185,754	$622,310	$376,328	$235,085	$208,903

Other assets, net of other liabilities	$47,602	$12,487	$3,899	$3,557	$3,774

Total assets, before depreciation, net of other liabilities	$3,233,356	$634,797	$380,227	$238,642	$212,677

Third party debt	$1,642,481	$284,554	$242,304	$165,000	$150,284

ProLogis’ ownership interest as of June 30, 2004	22.5%	50.0%	41.3%	20.0%	20.0%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	ProLogis	ProLogis	ProLogis	ProLogis
	N.A.	N.A.	N.A.	Japan
	Properties	Properties	Properties	Properties
Selected Balance Sheet Items of the ProLogis Property Funds	Fund IV	Fund V	Funds VI -X	Fund	Total
Operating properties, before depreciation	$141,514	$1,037,577	$123,594	$546,275	$6,477,340

Other assets, net of other liabilities	$4,725	$12,012	$3,899	$(102,670)	$(10,715)

Total assets, before depreciation, net of other liabilities	$146,239	$1,049,589	$127,493	$443,605	$6,466,625

Third party debt	$103,187	$526,100	$14,455	$266,226	$3,394,591

ProLogis’ ownership interest as of June 30, 2004	20.0%	11.4%	20.0%	20.0%	24.1%	(A)

	ProLogis		ProLogis	ProLogis	ProLogis
	European	ProLogis	N.A.	N.A.	N.A.
	Properties	California	Properties	Properties	Properties
ProLogis’ Share of the ProLogis Property Funds’ Balances	Fund	LLC	Fund I	Fund II	Fund III
ProLogis’ Balance Sheet Investment (see page 7)	$276,908	$114,621	$37,647	$5,859	$5,132
Add (Deduct):
ProLogis’ share of third-party debt	369,558	142,277	100,072	33,000	30,057
ProLogis’ share of depreciation and amortization	38,474	31,309	14,001	2,865	2,342
Gross proceeds not recognized on a cumulative basis (before amortization) (see page 7)	79,715	31,452	9,164	7,366	6,000
Other (B)	(37,150)	(2,260)	(3,850)	(1,362)	(996)

ProLogis’ share of total assets, before depreciation, net of other liabilities	$727,505	$317,399	$157,034	$47,728	$42,535

[Additional columns below]

[Continued from above table, first column(s) repeated]

	ProLogis	ProLogis	ProLogis	ProLogis
	N.A.	N.A.	N.A.	Japan
	Properties	Properties	Properties	Properties
ProLogis’ Share of the ProLogis Property Funds’ Balances	Fund IV	Fund V	Funds VI -X	Fund	Total
ProLogis’ Balance Sheet Investment (see page 7)	$3,348	$59,789	$18,383	$46,530	$568,217
Add (Deduct):
ProLogis’ share of third-party debt	20,637	59,975	2,891	53,245	811,712
ProLogis’ share of depreciation and amortization	1,409	2,806	—	643	93,849
Gross proceeds not recognized on a cumulative basis (before amortization) (see page 7)	4,615	16,495	2,760	13,327	170,894
Other (B)	(761)	(19,412)	1,465	(25,024)	(89,350)

ProLogis’ share of total assets, before depreciation, net of other liabilities	$29,248	$119,653	$25,499	$88,721	$1,555,322

COMMENTS

(A)	The average ownership is weighted based on each entity’s contribution to total assets, before depreciation, net of other liabilities.

(B)	Consists primarily of intercompany balances and additional basis in the investment that have been recorded directly by ProLogis. Also includes ProLogis’ proportionate share of the accumulated other comprehensive income of ProLogis European Properties Fund (cumulative foreign currency translation adjustments and hedge accounting adjustments) and ProLogis Japan Properties Fund (cumulative foreign currency translation adjustments). See note 23 on page 9.

Supplemental Information Page 13

ProLogis

Second Quarter 2004
Unaudited Financial Results

Discontinued Operations - Assets Held for Sale (A)
(in thousands)

June 30, 2004
Assets:
Plant, property and equipment (B)	$223,112
Accumulated depreciation (C)	(146,075)

Net plant, property and equipment	77,037
Cash	24,799
Accounts receivable	21,857
Other assets	36,218

Total assets	159,911
Liabilities:
Third party debt	242
Accounts payable	16,908
Deferred tax liability	13,027
Other liabilities	24,024

Total liabilities	54,201

Net Assets Held For Sale	$105,710

EBITDA, Funds From Operations and Net Earnings (C)

	Three Months	Six Months
	Ended June 30,	Ended June 30,
	2004	2004
Operating income	$24,081	$48,205
Operating expenses	(17,958)	(36,657)
Other income, net	172	321
General and administrative expenses	(1,929)	(4,137)

EBITDA	4,366	7,732
Current income tax expense	(922)	(1,239)

Funds From Operations	3,444	6,493
Gain on the disposition of non-CDFS assets, net	—	241
Deferred income tax benefit	9	114

Net Earnings	$3,453	$6,848

COMMENTS

(A)	The French operations of ProLogis’ temperature-controlled distribution investee (TCL Holding S.A.) are held for sale. ProLogis began presenting its investments in this entity on a consolidated basis as of January 1, 2004. Prior to that date, these investments were presented under the equity method. See notes 1 and 6 on page 8.

(B)	As of June 30, 2004, these assets, all located in France, aggregated 62.8 million cubic feet.

(C)	The property, plant and equipment that are held for sale are not being depreciated.

Supplemental Information Page 14

ProLogis

Second Quarter 2004
Unaudited Financial Results

Leased and Physical Occupancy Analysis

By Ownership

		Current		06/30/04		12/31/03 (A)
	Square Feet	Investment	Leased	Occupied	Leased	Occupied
Stabilized Portfolio (B):
Direct Investment:
North America	122,290,725	$4,288,957,869	88.93%	87.80%	87.78%	87.17%
Europe	4,121,737	283,818,329	42.29%	39.86%	44.97%	44.97%

Total Direct Investment—Stabilized	126,412,462	4,572,776,198	87.41%	86.23%	85.98%	85.40%
ProLogis Property Funds (C):
ProLogis European Properties Fund	43,592,430	3,185,753,599	95.55%	94.53%	95.15%	94.56%
ProLogis California LLC	13,003,562	622,310,433	99.22%	98.58%	97.05%	96.06%
ProLogis North American Properties Fund I	9,406,069	376,328,243	94.09%	94.09%	91.29%	91.29%
ProLogis North American Properties Fund II	4,476,668	235,085,229	92.15%	91.69%	90.85%	90.07%
ProLogis North American Properties Fund III	4,380,489	208,903,140	88.30%	86.33%	95.53%	95.43%
ProLogis North American Properties Fund IV	3,474,903	141,514,187	95.96%	95.96%	95.96%	95.96%
ProLogis North American Properties Fund V	25,309,960	1,037,576,773	99.33%	98.80%	99.31%	98.70%
ProLogis North American Properties Funds VI - X	2,953,496	123,593,818	96.72%	96.72%	—	—
ProLogis Japan Properties Fund	2,542,445	546,274,971	97.47%	93.99%	98.37%	98.37%

Total ProLogis Property Funds	109,140,022	6,477,340,393	96.40%	95.61%	95.82%	95.27%

Total Stabilized Portfolio	235,552,484	$11,050,116,591	91.58%	90.58%	90.21%	89.64%

Total Operating Portfolio (D):
Direct Investment:
North America	124,065,058	$4,334,219,145	88.24%	87.11%	86.99%	86.34%
Europe	6,235,352	433,889,445	37.73%	29.85%	35.92%	35.92%

Total Direct Investment—Total Portfolio	130,300,410	4,768,108,590	85.82%	84.37%	84.11%	83.50%
ProLogis Property Funds (C):
ProLogis European Properties Fund	43,592,430	3,185,753,599	95.55%	94.53%	95.15%	94.56%
ProLogis California LLC	13,003,562	622,310,433	99.22%	98.58%	97.05%	96.06%
ProLogis North American Properties Fund I	9,406,069	376,328,243	94.09%	94.09%	91.29%	91.29%
ProLogis North American Properties Fund II	4,476,668	235,085,229	92.15%	91.69%	90.85%	90.07%
ProLogis North American Properties Fund III	4,380,489	208,903,140	88.30%	86.33%	95.53%	95.43%
ProLogis North American Properties Fund IV	3,474,903	141,514,187	95.96%	95.96%	95.96%	95.96%
ProLogis North American Properties Fund V	25,309,960	1,037,576,773	99.33%	98.80%	99.31%	98.70%
ProLogis North American Properties Funds VI - X	2,953,496	123,593,818	96.72%	96.72%	—	—
ProLogis Japan Properties Fund	2,542,445	546,274,971	97.47%	93.99%	98.37%	98.37%

Total ProLogis Property Funds	109,140,022	6,477,340,393	96.40%	95.61%	95.82%	95.27%

Total Operating Portfolio	239,440,432	$11,245,448,983	90.64%	89.50%	89.05%	88.46%

COMMENTS

(A)	The stabilized portfolio at 12/31/03 consisted of 226,392,718 square feet. Total operating portfolio at 12/31/03 consisted of 230,360,309 square feet.

(B)	ProLogis defines its stabilized properties as those properties where the capital improvements, repositioning efforts, new management and new marketing programs for acquisitions or developments, and marketing programs in the case of newly developed properties, have been in effect for a sufficient period of time, generally 12 months. A property enters the stabilized pool at the earlier of 12 months or when it becomes substantially leased, defined as 93% or more.

(C)	The investment amount represents the property fund’s basis in the real estate.

(D)	The total operating portfolio consists of both stabilized properties and prestabilized properties. Prestable properties are development or acquisition properties that have been completed or held for less than 12 months and are not substantially leased (generally 93%).

Supplemental Information Page 15

ProLogis

Second Quarter 2004

Unaudited Financial Results

Leased and Physical Occupancy Analysis (Continued)

By Geographic Area and Asset Classification

	Square	Current	06/30/04
	Feet	Investment	Leased	Occupied
Stabilized Portfolio (B):
North America:
Direct Investment
Operating properties	111,067,433	$3,899,143,792	90.28%	89.22%
CDFS properties — repositioned acquisitions	5,869,116	195,400,474	81.70%	80.59%
CDFS properties — completed developments	5,354,176	194,413,603	68.93%	66.15%

Total Direct Investment — North America	122,290,725	4,288,957,869	88.93%	87.80%
ProLogis Property Funds (C)	63,005,147	2,745,311,823	96.94%	96.43%

Total North America Stabilized Properties	185,295,872	7,034,269,692	91.66%	90.73%

Europe:
Direct Investment
Operating properties	984,219	49,284,753	100.00%	100.00%
CDFS properties — repositioned acquisitions	373,119	14,604,934	48.24%	48.24%
CDFS properties — completed developments	2,764,399	219,928,642	20.94%	17.32%

Total Direct Investment — Europe	4,121,737	283,818,329	42.29%	39.86%
ProLogis Property Funds (C)	43,592,430	3,185,753,599	95.55%	94.53%

Total Europe Stabilized Properties	47,714,167	3,469,571,928	90.95%	89.81%

Japan:
Direct Investment	—	—	—	—
ProLogis Property Funds (C)	2,542,445	546,274,971	97.47%	93.99%

Total Japan Stabilized Properties	2,542,445	546,274,971	97.47%	93.99%

Total Stabilized Portfolio	235,552,484	$11,050,116,591	91.58%	90.58%

Total Operating Portfolio (D):
North America:
Total North America Stabilized Properties	185,295,872	$7,034,269,692	91.66%	90.73%
Prestabilized Properties
CDFS properties — repositioned acquisitions	809,611	20,040,019	42.47%	42.47%
CDFS properties — completed developments	964,722	25,221,257	38.62%	38.62%

Total Prestabilized Properties — North America	1,774,333	45,261,276	40.37%	40.37%

Total North America Operating Portfolio	187,070,205	7,079,530,968	91.17%	90.26%

Europe:
Total Europe Stabilized Properties	47,714,167	3,469,571,928	90.95%	89.81%
Prestabilized Properties
CDFS properties — repositioned acquisitions	356,654	18,648,849	0.00%	0.00%
CDFS properties — completed developments	1,756,961	131,422,267	34.69%	12.43%

Total Prestabilized Properties — Europe	2,113,615	150,071,116	28.84%	10.33%

Total Europe Operating Portfolio	49,827,782	3,619,643,044	88.31%	86.44%

Japan:
Total Japan Stabilized Properties	2,542,445	546,274,971	97.47%	93.99%

Total Japan Operating Portfolio	2,542,445	546,274,971	97.47%	93.99%

Total Operating Portfolio	239,440,432	$11,245,448,983	90.64%	89.50%

Comments are on page 15.

Supplemental Information Page 15a

\

ProLogis

Second Quarter 2004
Unaudited Financial Results

Lease Expirations

Total Operating Portfolio - Lease Expirations (A)

	Direct Investment			ProLogis Property Funds
			Percentage of			Percentage of
	Occupied	Annual Base	Total Annual	Occupied	Annual Base	Total Annual
	Square Footage	Rents (B)	Base Rents	Square Footage	Rents (B)	Base Rents
2004 (C)	15,628,846	$59,232,636	12.95%	3,977,103	$19,759,752	3.53%
2005	22,066,960	96,727,728	21.15%	10,064,603	48,755,580	8.71%
2006	19,337,301	80,934,420	17.70%	11,387,748	55,011,672	9.82%
2007	14,712,153	59,006,268	12.90%	9,095,731	47,185,968	8.43%
2008	13,923,065	60,191,040	13.16%	9,049,839	44,016,732	7.86%
2009	11,387,060	45,041,568	9.85%	8,611,208	46,997,964	8.39%
2010	3,944,740	16,861,668	3.69%	7,590,088	38,190,576	6.82%
2011	2,052,549	8,748,156	1.91%	8,099,011	42,708,612	7.63%
2012	1,839,662	10,657,584	2.33%	8,808,783	49,314,372	8.81%
2013	2,569,190	9,290,448	2.03%	9,522,650	50,052,168	8.94%
2014	1,365,763	5,066,316	1.11%	5,152,803	28,216,836	5.03%
Thereafter	1,088,393	5,618,052	1.22%	12,992,077	89,805,012	16.03%

Totals	109,915,682	$457,375,884	100.00%	104,351,644	$560,015,244	100.00%

Top 25 Customers

Total Operating Portfolio - By Annualized Base Rent (D)(E)

		Percentage of
		Annualized		Number
Rank	Customer Name	Base Rent (F)		of Leases
1	Deutsche Post AG (DHL)	2.51%		32
2	TPG N.V. (TNT Automotive)	2.50%		18
3	Unilever	2.00%		8
4	NYK Line (Nippon Yusen Kaisha)	1.54%		13
5	Altria Group, Inc. (Kraft)	1.32%		11
6	Exel Logistics	1.13%		19
7	Nippon Express Group	1.05%		9
8	Sears Roebuck and Co.	0.97%		19
9	FM Logistic	0.92%		6
10	Royal Ahold (Koninklijke Ahold NV)	0.84%		8
11	General Electric Company, Inc.	0.83%		18
12	ID Logistics France	0.81%		6
13	Goodyear Tire & Rubber Co.	0.66%		4
14	Geodis Logistics	0.60%		7
15	Brandt Appliances SAS	0.58%		3
16	Home Depot, Inc.	0.54%		9
17	Gillette (UK) Ltd.	0.48%		2
18	Ryohin Keikaku Co., Ltd.	0.45%		1
19	Amazon.Com, Inc.	0.44%		1
20	Skechers USA, Inc.	0.42%		3
21	Yamato Transport Co. Ltd.	0.41%		2
22	NOL Group (Neptune Orient Lines)	0.41%		3
23	Sainsbury’s Supermarkets Ltd.	0.40%		2
24	Auchan Group	0.40%		4
25	PSA (Peugeot)	0.39%		5

	Total	22.60	%(G)	213

COMMENTS

(A)	Assumes customers do not exercise renewal options.

(B)	Represents annualized base rents at lease expiration. As of June 30, 2004, the average base rent per square foot is $3.96 (Direct Investment) and $5.33 (ProLogis Property Funds).

(C)	Includes amounts leased on a month-to-month basis of 3,007,424 square feet (Direct Investment) and 190,455 square feet (ProLogis Property Funds).

(D)	Includes customers leasing space in properties owned directly by ProLogis and in properties owned by ProLogis Property Funds.

(E)	As of June 30, 2004, ProLogis (including ProLogis Property Funds) had 470 Global 1000 Customers (targeted 1,000 largest users of distribution space). These customers lease 123,355,561 square feet of distribution space representing 51.5% of the total operating portfolio as of June 30, 2004.

(F)	Percentage is based on the annualized collected base rents as of June 30, 2004.

(G)	The Top 25 customers when considering only the annualized collected base rents in ProLogis’ Direct Investment properties was 15.84% of ProLogis’ total annualized collected base rents as of June 30, 2004.

Supplemental Information Page 16

ProLogis

Second Quarter 2004
Unaudited Financial Results

Leasing Activity (A)

	Total Leasing Activity (B)		Turnover Costs (C)		Rent Growth (D)		Weighted Average
	No. of	Square	Square		Square		Tenant
	Leases	Feet	Feet	Cost	Feet	Growth	Retention
First Quarter	377	15,696,963	12,062,980	$1.25	11,909,798	-5.5%	60.7%
Second Quarter	420	15,813,493	12,986,146	$1.01	12,351,064	-7.0%	72.7%

Year to Date	797	31,510,456	25,049,126	$1.13	24,260,862	-6.3%	66.8%

Actual Capital Expenditures
For the Six Months Ended June 30, 2004

					ProLogis
	Recurring			Total	Ownership	ProLogis’ Share
	Capital	Tenant	Leasing	Capital	Percentage at	of Actual Capital
	Maintenance	Improvements	Commissions	Expenditures	June 30, 2004	Expenditures
ProLogis	$11,183,623	$15,321,029	$7,514,635	$34,019,287	100.0%	$34,019,287
ProLogis European Properties Fund	4,579,254	973,698	79,922	5,632,874	22.5%	1,267,397
ProLogis California LLC	326,567	669,611	1,386,966	2,383,144	50.0%	1,191,572
ProLogis North American Properties Fund I	137,128	756,041	783,618	1,676,787	41.3%	692,513
ProLogis North American Properties Fund II	75,544	866,856	504,536	1,446,936	20.0%	289,387
ProLogis North American Properties Fund III	157,178	505,439	338,487	1,001,104	20.0%	200,221
ProLogis North American Properties Fund IV	83,168	70,283	61,322	214,773	20.0%	42,955
ProLogis North American Properties Fund V	1,009,482	77,895	362,472	1,449,849	11.4%	165,283
ProLogis North American Properties Funds VI - X	—	—	—	—	20.0%	—
ProLogis Japan Properties Fund	—	—	—	—	20.0%	—

	$17,551,944	$19,240,852	$11,031,958	$47,824,754		$37,868,615

COMMENTS

(A)	Represents leasing activity for distribution space in properties that are directly owned by ProLogis and properties that are owned by the ProLogis Property Funds.

(B)	Represents all leases signed during the period, including leases for space in properties that are under development.

(C)	Represents the square feet and associated costs that will be incurred to prepare a space for a new tenant, except for space that is being leased for the first time (i.e., in a new development property). Includes the square feet for a lease renewal with the same tenant and associated costs, if any. Includes square feet and costs associated with leasing activity for space in properties acquired, if the space was vacant at the date of acquisition. The amount provided is the total turnover costs expected to be incurred on the leases signed during the period and does not represent actual turnover expenditures for the period.

(D)	Represents the leasing activity and associated rent growth for space that has been previously leased by ProLogis and/or the ProLogis Property Funds. Excludes leasing activity and rent growth for space in properties acquired, if the space was vacant at the date of acquisition.

Supplemental Information Page 17

ProLogis

Second Quarter 2004
Unaudited Financial Results

Same Store Sales Analysis (A)

		Percentage Change in
					Adjusted
	Square Footage		Rental	Net	Net
	of Same Store	Rental	Expenses	Operating	Operating	Average	Rent
	Sales Population	Income (B)	(C)	Income (D)	Income (E)	Occupancy	Growth (F)
First Quarter	207,223,354	+0.71%	+0.77%	+0.70%	+0.77%	+0.67%	-6.20%

Second Quarter	206,730,254	-0.66%	+2.64%	-1.56%	-1.72%	+1.06%	-6.80%

Year to Date		+0.04%	+1.42%	-0.35%	-0.39%	+0.91%	-6.40%

COMMENTS

(A)	A key component of ProLogis’ evaluation of the operating performance of its properties, its management personnel and its individual markets is a “same store” analysis. ProLogis defines its same store portfolio of properties each quarter as those properties that have been in operation throughout the full quarter in both the current year and the prior year. Accordingly, when a property is disposed of to a third party it will be removed from the population for the current quarter and the corresponding quarter of the prior year but previously presented quarterly information will not be changed. Same store statistics allow management to evaluate the actual operating performance of its operating portfolio as a consistent population from period to period and eliminates the effects of changes in the composition of the portfolio on performance measures.

The percentage change presented is the weighted average of the measure computed separately for ProLogis and each of the ProLogis Property Funds with the weighting based on each entity’s proportionate share of the combined component on which the change is computed. In order to derive an appropriate measure of period-to-period operating performance, the percentage change computation removes the effects of foreign currency exchange rate movements by computing each property’s components in that property’s functional currency.

(B)	Rental income computed under GAAP includes the amount of rental expenses that are recovered from customers under the terms of their respective lease agreements. In computing the percentage change in rental income for the same store analysis, rental income is adjusted to remove the net termination fees recognized for each period. Net termination fees generally represent the gross fee negotiated at the time a customer is allowed to terminate its lease agreement offset by that customer’s rent leveling asset or liability that has been previously recognized under GAAP, if any. Removing the net termination fees for the same store calculation allows ProLogis’ management to evaluate the growth or decline in each property’s rental income without regard to items that are not indicative of the property’s recurring operating performance. Customer terminations are negotiated under specific circumstances and are not subject to specific provisions or rights allowed under the lease agreements.

Net termination fees removed from rental income were $1,419,059 and $1,090,604 for the three months ended June 30, 2004 and 2003, respectively. Net termination fees removed from rental income were $2,386,724 and $5,006,006 for the six months ended June 30, 2004 and 2003, respectively.

(C)	Rental expenses computed under GAAP represent gross property operating expenses. In computing the percentage change in rental expenses for the same store analysis, rental expenses include property management expenses for ProLogis’ direct owned properties based on the property management fee that has been computed as provided in the individual agreements under which ProLogis’ wholly owned management company provides property management services to each property (generally the fee is based on a percentage of revenues). In ProLogis’ Consolidated Statements of Earnings, Funds from Operations and EBITDA, the net profit or loss of the management company is recognized as part of ProLogis’ rental expenses reported under GAAP.

(D)	In computing the percentage change in net operating income, ProLogis computes net operating income as the weighted difference between the rental income balance that is computed as described in comment B and the rental expenses balance that is computed as described in comment C.

(E)	To derive adjusted net operating income, ProLogis adjusts the net operating income balance that is computed as described in comment D to exclude the amount of straight-lined rents recognized in each period. The straight-lined rents removed from rental income were $3,390,439 and $3,118,248 for the three months ended June 30, 2004 and 2003, respectively. The straight-lined rents removed from rental income were $6,664,990 and $6.535,155 for the six months ended June 30, 2004 and 2003, respectively.

(F)	Represents the weighted average rent growth associated with leasing activity for space that has been previously leased by ProLogis and/or the ProLogis Property Funds. Excludes leasing activity and rent growth for space in properties acquired, if the space was vacant at the date of acquisition.

Supplemental Information Page 18

ProLogis

Second Quarter 2004
Unaudited Financial Results

Acquisitions, Dispositions and Land Held for Development

	Three Months Ended
	June 30,	March 31,	Year
	2004	2004	to Date
Acquisitions:
Direct Acquisitions by ProLogis (A):
Square feet	—	2,841,944	2,841,944
Total expected investment of assets acquired	$—	$136,301,912	$136,301,912
Percentage leased at period end	—	81.98%	81.98%
Direct Acquisitions by ProLogis Property Funds (B):
Square feet	2,403,344	607,922	3,011,266
Total expected investment of assets acquired	$83,121,442	$75,789,132	$158,910,574
Percentage leased at period end	100.00%	87.36%	97.45%
Dispositions:
Direct Dispositions by ProLogis:
CDFS completed developments:
Contributions to ProLogis Property Funds:
Square feet	2,544,495	2,352,764	4,897,259
Net sales proceeds	$321,427,079	$136,069,876	$457,496,955
Dispositions to Third Parties:
Square feet	351,069	728,995	1,080,064
Net sales proceeds	$43,942,013	$64,622,950	$108,564,963
CDFS repositioned acquisitions:
Contributions to ProLogis Property Funds:
Square feet	3,310,858	559,196	3,870,054
Net sales proceeds	$138,446,648	$15,848,660	$154,295,308
Dispositions to Third Parties:
Square feet	41,732	100,000	141,732
Net sales proceeds	$2,373,193	$3,526,537	$5,899,730
Land dispositions:
Net sales proceeds	$22,117,107	$7,003,630	$29,120,737
Total CDFS assets (see page 20):
Square feet	6,248,154	3,740,955	9,989,109
Net sales proceeds	$528,306,040	$227,071,653	$755,377,693
Percentage of CDFS proceeds generated by contributions to ProLogis Property Funds	87.0%	66.9%	81.0%
Non-CDFS assets:
Contributions to ProLogis Property Funds:
Square feet	369,830	—	369,830
Net sales proceeds	$17,552,636	$—	$17,552,636
Dispositions to Third Parties:
Square feet	77,990	128,509	206,499
Net sales proceeds	$2,151,447	$4,501,837	$6,653,284
Total all dispositions:
Square feet	6,695,974	3,869,464	10,565,438
Net sales proceeds	$548,010,123	$231,573,490	$779,583,613
Direct Dispositions by ProLogis Property Funds (C):
Square feet	160,080	111,136	271,216
Total expected investment of assets acquired	$10,588,799	$5,858,358	$16,447,157

	As of June 30, 2004
	Acres	Investment
Land Held For Development:
Land owned:
North America	1,943	$187,346,081
Europe	1,032	345,161,290
Asia	—	—

Total land owned	2,975	$532,507,371

Land controlled (LOI/option):
North America	538
Europe	734
Asia	10

Total land controlled	1,282

Total land held for development	4,257

COMMENTS

(A)	All acquisitions were made in ProLogis’ CDFS business segment.

(B)	Represents acquisitions of operating properties by ProLogis Property Funds from other than ProLogis as follows:

First Quarter:
ProLogis California—2 properties; 257,400 square feet; total expected investment of $13,256,167 ProLogis Japan Properties Fund—1 property; 350,522 square feet; total expected investment of $62,532,965

Second Quarter:
ProLogis North American Properties Fund V—6 properties; 2,236,739 square feet; total expected investment of $73,585,824
ProLogis European Properties Fund—1 property; 166,605 square feet; total expected investment of $9,535,618

(C)	Represents one disposition in each quarter by ProLogis California

Supplemental Information Page 19

ProLogis

Second Quarter 2004
Unaudited Financial Results

CDFS Business Summary

CDFS Leasing Activity

	Three Months Ended
	June 30,	March 31,	Year
	2004	2004	to Date
Square feet of leases signed on CDFS properties (A)	8,340,733	4,683,702	13,024,435
Square feet of leases signed on CDFS properties to repeat ProLogis customers	4,717,269	3,056,389	7,773,658
Percentage to repeat ProLogis customers	56.6%	65.3%	59.7%

Proceeds from 2004 CDFS Dispositions/Contributions by Market/Region

	Three Months Ended			Percentage
	June 30,	March 31,	Year	of Total
	2004	2004	to Date	Proceeds
North America:
Atlanta, Georgia	$11,379,016	$—	$11,379,016	1.51%
Birmingham, Alabama	—	11,500,030	11,500,030	1.52%
Charlotte, North Carolina	45,950,984	—	45,950,984	6.08%
Chicago, Illinois	—	892,358	892,358	0.12%
Cincinnati, Ohio	18,685,042	3,088,090	21,773,132	2.88%
Columbus, Ohio	18,458,229	11,859,758	30,317,987	4.01%
Dallas/Fort Worth, Texas	4,517,557	1,027,124	5,544,681	0.73%
Denver, Colorado	—	4,692,899	4,692,899	0.62%
El Paso, Texas	11,084,319	7,180,718	18,265,037	2.42%
Fort Lauderdale, Florida	14,427,664	—	14,427,664	1.91%
Houston, Texas	253,598	3,988,902	4,242,500	0.56%
Indianapolis, Indiana	—	3,508,948	3,508,948	0.46%
Juarez, Mexico	2,445,731	—	2,445,731	0.32%
Memphis, Tennessee	—	3,526,537	3,526,537	0.47%
Nashville, Tennessee	12,100,883	—	12,100,883	1.60%
Reynosa, Mexico	5,789,775	—	5,789,775	0.77%
San Antonio, Texas	9,431,733	5,783,786	15,215,519	2.01%
San Francisco (East Bay), California	10,136,975	—	10,136,975	1.34%
Tijuana, Mexico	6,039,338	6,987,675	13,027,013	1.72%

	170,700,844	64,036,825	234,737,669	31.05%

Europe:
France (Central)	—	11,224,105	11,224,105	1.49%
France (East)	—	19,011,791	19,011,791	2.52%
France (South)	—	15,033,655	15,033,655	1.99%
Germany (North)	13,358,444	—	13,358,444	1.77%
Germany (Rhine/Main)	15,085,829	—	15,085,829	2.00%
Germany (South)	20,037,666	—	20,037,666	2.65%
Hungary (Budapest)	—	8,673,263	8,673,263	1.15%
Netherlands (South)	—	32,493,202	32,493,202	4.30%
Poland (Central)	—	21,900,692	21,900,692	2.90%
Poland (West)	3,454,770	—	3,454,770	0.46%
United Kingdom (East Midlands)	54,769,904	54,698,120	109,468,024	14.49%
United Kingdom (London and Southeast)	43,656,423	—	43,656,423	5.78%
United Kingdom (North)	19,391,390	—	19,391,390	2.57%
United Kingdom (West Midlands)	42,014,501	—	42,014,501	5.56%

	211,768,927	163,034,828	374,803,755	49.63%

Asia:
Japan (Tokyo)	145,836,269	—	145,836,269	19.32%

	145,836,269	—	145,836,269	19.32%

Net sales proceeds on 2004 transactions before deferrals and recapture	528,306,040	227,071,653	755,377,693	100.00%

Add: contingent proceeds realized (B)	—	5,870,505	5,870,505
Add: ownership percentage recapture (C)	3,279,413	—	3,279,413
Less: amounts not recognized (D)	(12,003,350)	(8,911,746)	(20,915,096)

	$519,582,103	$224,030,412	$743,612,515

COMMENTS

(A)	Includes leases of previously unleased space of 6,615,467 square feet and leases of previously leased space of 1,725,266 square feet for the three months ended June 30, 2004 and leases of previously unleased space of 3,617,246 square feet and leases of previously leased space of 1,066,456 square feet for the three months ended March 31, 2004.

(B)	A contribution to ProLogis Japan Properties Fund in 2003 provided for an additional $5.9 million of proceeds, the receipt of which was contingent on the satisfactory performance of certain activities by ProLogis. These activities were completed in 2004. Upon receipt of the contingent proceeds, an additional gain ($4.7 million after deferral) was recognized in 2004.

(C)	Previously deferred proceeds recognized due to the change in ProLogis’ ownership percentage in ProLogis North American Properties Fund V to 11.4% from 14.0%.

(D)	When ProLogis contributes properties to a ProLogis Property Fund in which it has an ownership interest, ProLogis does not recognize a portion of the proceeds in its computation of the gain resulting from the contribution. The amount of the proceeds that cannot be recognized relates to ProLogis’ continuing ownership interest in the contributed property through its ownership in the Property Fund.

Supplemental Information Page 20

ProLogis

Second Quarter 2004
Unaudited Financial Results

CDFS Business Summary (Continued)

CDFS Asset Pipeline and Leasing Status

CDFS Assets By Product Classification

	Square		06/30/04
	Feet	Investment (A)	Leased %
Completed Developments and Acquired Properties
North America:
CDFS properties — repositioned acquisitions	6,678,727	$215,440,493	76.95%
CDFS properties — completed developments	6,318,898	219,634,860	64.31%

Total CDFS Operating Properties — North America	12,997,625	435,075,353	70.80%
Europe:
CDFS properties — repositioned acquisitions	729,773	33,253,783	24.67%
CDFS properties — completed developments	4,521,360	351,350,909	26.28%

Total CDFS Operating Properties — Europe	5,251,133	384,604,692	26.06%

Total Acquired and Developed Properties (see page 15a)	18,248,758	819,680,045	57.93%

Properties Under Development:
North America	4,902,149	176,087,360	35.09%
Europe	4,882,724	293,949,392	65.18%
Asia	3,859,780	461,957,072	38.47%

Total Properties Under Development (see page 21)	13,644,653	931,993,824	46.81%

Total CDFS Asset Pipeline	31,893,411	$1,751,673,869	53.17%

CDFS Assets By Geographic Area

	Square		06/30/04
	Feet	Investment (A)	Leased %
North America	17,899,774	$611,162,713	61.02%
Europe	10,133,857	678,554,084	44.91%
Asia	3,859,780	461,957,072	38.47%

Total CDFS Asset Pipeline	31,893,411	$1,751,673,869	53.17%

COMMENT

(A)	For operating properties represents current investment; for properties under development represents total expected investment.

Supplemental Information Page 20a

ProLogis

Second Quarter 2004
Unaudited Financial Results

Development Summary

	June 30,	March 31,	December 31,	September 30,
	2004	2004	2003	2003
Development Starts:
North America:
Square feet	1,695,903	1,866,315	457,701	2,525,682
Total expected investment	$64,713,904	$66,486,382	$17,180,281	$76,627,833
Cost per square foot	$38.16	$35.62	$37.54	$30.34
Europe:
Square feet	1,506,211	1,486,564	2,395,346	1,710,023
Total expected investment	$93,483,142	$84,688,487	$115,639,226	$93,154,115
Cost per square foot	$62.07	$56.97	$48.28	$54.48
Asia:
Square feet	224,427	1,655,985	259,751	346,068
Total expected investment	$22,474,127	$220,328,760	$22,321,065	$31,738,289
Cost per square foot	$100.14	$133.05	$85.93	$91.71
Total:
Square feet	3,426,541	5,008,864	3,112,798	4,581,773
Total expected investment	$180,671,173	$371,503,629	$155,140,572	$201,520,237
Cost per square foot	$52.73	$74.17	$49.84	$43.98
Development Completions:
North America:
Square feet	1,007,952	815,500	243,820	1,482,400
Total expected investment	$28,483,632	$27,674,269	$8,373,779	$47,643,888
Cost per square foot	$28.26	$33.94	$34.34	$32.14
Leased percentage at completion (A)	44.71%	100.00%	90.21%	100.00%
Leased percentage as of 06/30/04	44.71%	100.00%	90.21%	100.00%
Europe:
Square feet	1,574,220	596,149	761,247	1,715,576
Total expected investment	$82,284,975	$55,438,729	$48,388,496	$87,306,497
Cost per square foot	$52.27	$92.99	$63.56	$50.89
Leased percentage at completion (A)	74.70%	54.71%	79.93%	71.29%
Leased percentage as of 06/30/04	74.70%	54.71%	79.93%	79.91%
Asia:
Square feet	—	619,963	466,954	139,480
Total expected investment	$—	$112,046,270	$55,948,012	$28,416,667
Cost per square foot	$—	$180.73	$119.81	$203.73
Leased percentage at completion (A)	—	74.11%	100.00%	100.00%
Leased percentage as of 06/30/04	—	93.36%	100.00%	100.00%
Total:
Square feet	2,582,172	2,031,612	1,472,021	3,337,456
Total expected investment	$110,768,607	$195,159,268	$112,710,287	$163,367,052
Cost per square foot	$42.90	$96.06	$76.57	$48.95
Leased percentage at completion (A)	62.99%	78.81%	88.00%	85.24%
Leased percentage as of 06/30/04	62.99%	84.69%	88.00%	89.67%
Under Development as of End of Period:
North America:
Square feet	4,902,149	4,214,198	3,163,383	2,949,502
Total expected investment	$176,087,360	$139,857,088	$101,044,975	$92,238,473
Cost per square foot	$35.92	$33.19	$31.94	$31.27
Leased percentage as of 06/30/04	35.09%
Europe:
Square feet	4,882,724	4,950,733	4,060,318	2,969,044
Total expected investment	$293,949,392	$282,751,225	$246,246,309	$233,910,333
Cost per square foot	$60.20	$57.11	$60.65	$78.78
Leased percentage as of 06/30/04	65.18%
Asia:
Square feet	3,859,780	3,635,353	2,599,331	2,806,534
Total expected investment	$461,957,072	$439,482,945	$331,200,455	$352,833,507
Cost per square foot	$119.68	$120.89	$127.42	$125.72
Leased percentage as of 06/30/04	38.47%
Total:
Square feet	13,644,653	12,800,284	9,823,032	8,725,080
Total expected investment	$931,993,824	$862,091,258	$678,491,739	$678,982,313
Cost per square foot	$68.30	$67.35	$69.07	$77.82
Leased percentage as of 06/30/04	46.81%
Construction in Progress:
North America	$72,164,679	$52,396,557	$51,752,456	$32,619,111
Europe	181,681,078	155,357,076	129,305,479	120,206,737
Asia	277,163,208	214,940,593	223,523,519	204,879,464

Total Construction in Progress	$531,008,965	$422,694,226	$404,581,454	$357,705,312

COMMENT

(A)	Represents the leased percentage as of the end of the quarter in which the development was completed.

Supplemental Information Page 21

ProLogis

Second Quarter 2004
Unaudited Financial Results

Capital Structure

(in thousands)

Debt Outstanding as of June 30, 2004

		Principal Maturities
		of Direct Debt
Principal Outstanding - Direct Debt		(excluding Lines of Credit)
Direct Debt:
Senior unsecured notes:
7.05% Notes due 2006	$250,000	Remainder of	2004	$13,301
7.25% Notes due 2007	135,000		2005	108,890
7.95% Notes due 2008	100,000		2006	320,380
7.10% Notes due 2008	250,000		2007	331,763
8.72% Notes due 2009	93,750		2008	308,832
7.875% Notes due 2009	46,875		2009	77,522
7.30% Notes due 2009	25,000		2010	35,406
4.375% Euro Notes due 2011 (A)	421,575		2011	451,513
5.50% Notes due 2013	300,000		2012	34,919
7.81% Notes due 2015	100,000		2013	368,411
9.34% Notes due 2015	50,000
8.65% Notes due 2016	50,000		Thereafter	363,784
7.625% Notes due 2017	100,000		Less discount	(2,703)

Less discount	(2,703)			$2,412,018

Total senior unsecured notes	1,919,497
Secured debt	485,190
Assessment bonds	7,331

	492,521

Subtotal	2,412,018
Lines of credit (see page 23)	713,050

Total direct debt	$3,125,068

ProLogis’ share of third party debt of unconsolidated investees:
ProLogis Property Funds (see page 13)	$811,712

Total	$3,936,780

Market Capitalization as of June 30, 2004

	Shares	Market
	or Equivalents	Price	Market Value
	Outstanding	at 6/30/04	Equivalents
8.54% Series C Cumulative Redeemable Preferred Shares	2,000	$56.80	$113,600
6.75% Series F Cumulative Redeemable Preferred Shares	5,000	$23.15	115,750
6.75% Series G Cumulative Redeemable Preferred Shares	5,000	$23.24	116,200

	12,000		345,550

Common Shares	181,695	$32.92	5,981,399
Convertible limited partnership units (4,679,000 units)	4,681	$32.92	154,099

	186,376		6,135,498

Total equity			6,481,048
Total debt (including ProLogis’ share of third party debt of unconsolidated investees)			3,936,780

Total market capitalization (including ProLogis’ share of third party debt of unconsolidated investees)			$10,417,828

COMMENT

(A)	In April 2004, ProLogis issued 350.0 million euro of notes that are registered on the Luxembourg Stock Exchange. The net proceeds from the issuance of the notes were 347.8 million euro.

Supplemental Information Page 22

ProLogis

Second Quarter 2004
Unaudited Financial Results

Debt Analysis

Revolving Lines of Credit
(in thousands)

						Weighted
	Total		Outstanding		Remaining	Average
	Commitment		at 06/30/04		Capacity	Interest Rate (A)
ProLogis-North America	$560,000	(B)	$34,885	(C)	$525,115	0.71%
ProLogis-Europe	542,025	(D)	393,579		148,446	3.25%
ProLogis-Europe (United Kingdom only)	45,900	(E)	—		45,900	—
ProLogis-Asia	413,109	(F)	284,586		128,523	0.96%

	$1,561,034		$713,050		$847,984	2.21%

Weighted Average Interest Rates and Term to Maturity (G)

		Weighted	Weighted Average
		Average	Term to
	% of Debt	Interest Rate (A)	Maturity (H)
Revolving lines of credit	22.87%	2.21%	n/a
Senior unsecured notes	61.57%	6.56%	6.6	years
Secured debt	15.56%	7.26%	10.1	years

Totals (G)	100.00%	5.67%	7.5	years

Financial Ratios

	Six
	Months Ended	Year Ended
	06/30/04	12/31/03
Interest coverage ratio (I)	4.2	4.3
Fixed charge coverage ratio (J)	3.6	3.5
Total debt to total book assets (including ProLogis’ share of unconsolidated investees) (see pages 11 and 22)	48.9%	49.5%
Total debt to total market capitalization (including ProLogis’ share of unconsolidated investees) (see page 22)	37.8%	36.8%

COMMENTS

(A)	Represents the weighted average base interest rates on borrowings that were outstanding at June 30, 2004.

(B)	Total commitment available to ProLogis at June 30, 2004 has been reduced by letters of credit outstanding with the lending bank aggregating $14.2 million at June 30, 2004.

(C)	The amount outstanding at June 30, 2004 represents the approximate U.S. dollar equivalent of borrowings of 3.8 billion yen.

(D)	Represents the approximate U.S. dollar equivalent at June 30, 2004 of ProLogis’ 450.0 million euro denominated line of credit.

(E)	Represents the approximate U.S. dollar equivalent at June 30, 2004 of ProLogis’ 25.0 million pound sterling denominated line of credit available for borrowing in the United Kingdom. The total commitment available to ProLogis has been reduced by letters of credit outstanding with the lending bank in the currency equivalent of approximately $24.1 million at June 30, 2004.

(F)	Represents the approximate U.S. dollar equivalent at June 30, 2004 of ProLogis’ 45.0 billion yen denominated line of credit.

(G)	Excludes assessment bonds.

(H)	Calculated as of the beginning of the year through final maturity for debt outstanding at June 30, 2004.

(I)	Calculated as Funds From Operations as defined by ProLogis before impairment charges, preferred dividends and charges related to the redemption of preferred shares, interest expense and minority interest, divided by interest expense (interest expense excludes capitalized interest and amortization of loan costs). Funds From Operations is defined on Page 3a.

(J)	Calculated as Funds From Operations as defined by ProLogis before impairment charges, preferred dividends and charges related to the redemption of preferred shares, interest expense and minority interest, divided by combined interest expense (interest expense excludes capitalized interest and amortization of loan costs) and preferred dividends. Funds From Operations is defined on Page 3a.

Supplemental Information Page 23

ProLogis

Second Quarter 2004
Unaudited Financial Results

Geographic Distribution (A)

North America

Central Region	%	Mid-Atlantic Region	%
Austin	0.99	Chicago	3.73
Dallas/Fort Worth	7.36	Cincinnati	2.83
El Paso	1.57	Columbus	3.60
Houston	3.94	I-81 Corridor (E. Pennsylvania)	1.30
Kansas City	0.66	I-95 Corridor (New Jersey)	2.76
Oklahoma City	0.27	Indianapolis	2.02
San Antonio	2.58	Louisville	1.36
Tulsa	0.22	St. Louis	1.20
Other non-target	0.06	Other non-target	0.03

Total Central Region	17.65	Total Mid-Atlantic Region	18.83

Pacific Region	%	Southeast Region	%
Denver	1.53	Atlanta	5.28
Las Vegas	0.96	Charlotte	2.37
Los Angeles/Orange County	6.76	Chattanooga	0.48
Phoenix	1.02	Ft. Lauderdale/Miami	0.96
Portland	0.87	Memphis	3.98
Reno	1.54	Nashville	2.24
Salt Lake City	0.85	Orlando	1.09
San Francisco-East Bay	2.98	Tampa	1.62
San Francisco-South Bay	1.54	Washington D.C./Baltimore	2.65
Seattle	0.58

Total Pacific Region	18.63	Total Southeast Region	20.67

Mexico	%
Juarez	0.40
Monterrey	0.63
Reynosa	0.82
Tijuana	0.50

Total Mexico	2.35	Total North America	78.13%

Europe	%
Belgium	0.20
Czech Republic	0.56
France	8.51
Germany	0.94
Hungary	0.22
Ireland	(B	)
Italy	1.79
The Netherlands	1.85
Poland	1.64
Portugal	(B	)
Spain	1.06
Sweden	0.29
United Kingdom	3.75

Total Europe	20.81%

Asia	%
China (C)	(B	)
Japan (D)	1.06

Total Asia	1.06%

COMMENTS

(A)	Percentages are based on the square footage of the operating portfolio. The operating portfolio includes direct owned properties and operating properties owned by the ProLogis Property Funds.

(B)	At June 30, 2004, ProLogis has no real estate assets in this market.

(C)	Three markets in China (Guangdon Province and the Shanghai and Beijing regions) are designated as target markets.

(D)	ProLogis’ target markets in Japan include Tokyo, Osaka and Nagoya.

Supplemental Information Page 24